Exhibit 10.5

Veralto Corporation & Subsidiaries
Savings Plan

Effective September 30, 2023

INDEX TO THE
VERALTO CORPORATION & SUBSIDIARIES
SAVINGS PLAN

INDEX TO THE VERALTO CORPORATION & SUBSIDIARIES SAVINGS PLAN

VERALTO CORPORATION & SUBSIDIARIES
SAVINGS PLAN

Preamble

WHEREAS, Danaher Corporation (“Danaher”) has maintained the Danaher Corporation & Subsidiaries Savings Plan (the “Danaher Savings Plan”) for its eligible employees and the eligible employees of its affiliated employers; and
WHEREAS, Veralto Corporation and certain other subsidiaries of Danaher had employees participating in the Danaher Savings Plan (“Veralto Employees”); and
WHEREAS, Veralto Corporation and certain other subsidiaries of Danaher are intended to spin-off into a separate, unrelated company; and
WHEREAS, effective as of September 30, 2023 (the “Effective Date”), Veralto Corporation has adopted this Veralto Corporation & Subsidiaries Savings Plan to provide a separate tax-qualified profit sharing plan with a cash or deferred arrangement feature for the Veralto Employees; and
WHEREAS, Danaher has determined to spin-off the benefits of the Veralto Employees under the Danaher Savings Plan into this Plan on or around the Effective Date, after this Plan is established; and
WHEREAS, such deferral and beneficiary elections under the Danaher Savings Plan in effect immediately prior to the Effective Date for Veralto Employees who become Participants in this Plan as a result of the spin-off from the Danaher Savings Plan will apply to this Plan on and after the Effective Date until otherwise revised in accordance with Plan procedures.
NOW, THEREFORE, Veralto Corporation has adopted by appropriate resolutions, this Plan effective as of the Effective Date. It is intended that this Plan, together with the related Trust Agreement, shall constitute a “profit sharing plan with a cash or deferred arrangement” that shall meet the requirements of the Code and ERISA, and that the Plan shall be interpreted, wherever possible, to comply with the Code and ERISA, each as amended from time to time, and all formal regulations, rulings, and guidance issued thereunder.

    ii

VERALTO CORPORATION & SUBSIDIARIES
SAVINGS PLAN

ARTICLE I
DEFINITIONS
As used in this Plan, each of the following terms shall have the respective meaning set forth below unless a different meaning shall be plainly required by the context.
1.1    The term “Account” shall mean, with respect to a Participant, the aggregate of the Subaccounts maintained on behalf of the Participant to record his or her interest in this Plan.
1.2    The term “ACP Test Safe Harbor” shall mean the method described in Section 3.4 of the Plan for satisfying the ACP test of Code Section 401(m)(2).
1.3    The term “ACP Safe Harbor Matching Contributions” shall mean the Safe Harbor Matching Contributions described in Section 3.4 of the Plan.
1.4    The term “ADP Test Safe Harbor” shall mean the method described in Section 3.4 of the Plan for satisfying the ADP test of Code Section 401(k)(3).
1.5    The term “ADP Safe Harbor Contributions” shall mean the Safe Harbor Matching Contributions described in Section 3.4 of the Plan.
1.6    The term “Affiliated Employer” shall mean, with respect to an Employer, any corporation or other entity that is required to be aggregated with the Employer under Code Section 414(b), 414(c), 414(m), or 414(o).
1.7    The term “Annual Addition” shall mean, with respect to a Participant for a Plan Year, the sum of (a) any Unilateral Employer Contributions credited to the Participant’s Account for the Plan Year; (b) any Discretionary Employer Contributions credited to the Participant’s Account for the Plan Year; (c) any Salary Deferral Contributions credited to the Participant’s Account for the Plan Year, less any amounts thereof distributed to the Participant as Excess Deferrals pursuant to Section 3.10(b) of this Plan; (d) any Safe Harbor Matching Contributions credited to the Participant’s Account for the Plan Year; (e) any amounts credited to the Participant’s Account pursuant to Section 4.5 of this Plan for which the Plan Year is the limitation year; and (f) any amounts credited to the Participant’s account(s) for the limitation year under any other Defined Contribution Plan(s) (whether or not terminated) maintained by his or her Employer as shall be considered “annual additions” within the meaning of Code Section 415(c)(2). As used in this Section, the term “Employer” shall include all Affiliated Employers of the Employer, as determined under Code Sections 414(b) and 414(c), as applied in accordance with Code Section 415(h), and Code Sections 414(m) and 414(o).
1.8    The term “Appointing Committee” shall mean the Appointing Committee of the Plan Sponsor comprised of the Plan Sponsor’s Chief Financial Officer, its General Counsel, and its Vice President-Human Resources.
1.9    The term “Basic Compensation” shall mean, with respect to a Participant for a Plan Year, Valuation Period, Payroll Period, or other time period, (a) the total cash compensation (if any) paid to the Participant by his or her Employer during the Plan Year, Valuation Period,

Payroll Period or other time period, including, but not limited to, salary, overtime pay, and bonuses, as reported on the Participant’s federal income tax withholding statement (Form W-2) but excluding (i) amounts realized from the exercise of a non-qualified stock option, or when restricted stock held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, (ii) amounts realized from the sale, exchange, or other disposition of stock under a qualified stock option, (iii) amounts paid to the Participant as severance benefits, and (iv) all taxable allowances, except as provided in subsection (e) of this Paragraph, plus (b) the aggregate Salary Deferral Contributions (if any) and the aggregate of any elective deferrals made on the Participant’s behalf during the Plan Year under any other plan maintained by the Employer pursuant to Code Section 401(k) during the Plan Year, Valuation Period, Payroll Period, or other time period, plus (c) the aggregate amounts (if any) contributed on the Participant’s behalf during the Plan Year, Valuation Period, Payroll Period, or other time period under any plan maintained by the Employer pursuant to Code Section 125, plus (d) elective amounts that are not includible in the gross income of the Participant by reason of Code Section 132(f)(4), plus (e) any taxable car allowance, whether paid in cash or in kind. Notwithstanding the foregoing, a Participant’s Basic Compensation for a Plan Year shall not exceed the Compensation Limitation. For purposes of this Section, the term “Employer” shall include all Affiliated Employers of the Employer. “Basic Compensation” for the Plan Year ending December 31, 2023 shall include “Basic Compensation” recognized under the Prior Plan during the period of January 1, 2023 through the Effective Date.
The term “Basic Compensation” shall also include the following payments if such payments are made by the later of (a) two and one-half (2½) months following the Participant’s Severance from Service Date or (b) the end of the Plan Year that includes the Participant’s Severance from Service Date: (1) payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in Employment with his or her Employer and are regular compensation for services during the Employee’s regular working hours, compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar compensation; and (2) payments for accrued vacation but only if the Employee would have been able to use the vacation if Employment had continued.
The term “Basic Compensation” shall include differential pay provided to a Participant performing qualified military service in accordance with Code Section 414(u).
The term “Basic Compensation” shall exclude amounts received by a Participant pursuant to a nonqualified deferred compensation plan.
1.10    The term “Beneficiary” shall mean, with respect to a Participant, an individual or entity that may be entitled to receive all or a portion of the Participant’s Account upon the Participant’s death and, with respect to a deceased Participant, an individual or entity that is receiving or shall be entitled to receive all or a portion of the Participant’s Account.
In accordance with Revenue Ruling 2013-17, for all Plan purposes, a spouse includes any spouse of a legal marriage, including a same-sex spouse, that is validly entered into in a state whose laws authorize the marriage of two individuals of the same sex, even if the individuals are domiciled in a state that does not recognize the validity of same-sex marriages. However, individuals (whether part of an opposite-sex or same-sex couple) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state are not treated as legally married. For this purpose, the term “state” means any domestic or foreign jurisdiction having the legal authority to sanction marriages. For all Plan purposes, a Participant is “married” if the Participant has a spouse.

1.11    The term “Benefit Commencement Date” shall mean, with respect to a Participant or a Beneficiary of a deceased Participant, the date that all or a portion of the Participant’s Account may be payable to the Participant or Beneficiary, which date shall be selected by the Participant or Beneficiary in accordance with Article VI or shall be otherwise determined by the Plan Administrator pursuant to this Plan.
1.12    The term “Benefits Committee” shall mean the Benefits Committee of the Plan Sponsor appointed by the Appointing Committee.
1.13    The term “Chemtreat ESOP” shall mean the former Chemtreat, Inc. Employee Stock Ownership Plan and Trust Agreement as in effect immediately prior to its merger into the Prior Plan effective November 30, 2012.
1.14    The term “Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.
1.15    The term “Collectively Bargained Employee” shall mean, with respect to an Employer, an employee of the Employer who is in a unit of employees that is or was covered by a collective bargaining agreement.
1.16    The term “Compensation” shall mean, with respect to a Participant for a Plan Year, the Participant’s “wages” for the Plan Year, as such term shall be defined in Code Section 3401(a), that the Participant received from his or her Employer but determined without regard to any rules that limit the remuneration included in such wages based on the nature or location of the employment or the services performed. The term “Compensation” shall include (a) the aggregate Salary Deferral Contributions (if any) made on the Participant’s behalf during the Plan Year, (b) the aggregate of any other elective deferrals made on the Participant’s behalf during the Plan Year under any plan maintained by the Employer pursuant to Code Section 401(k), (c) the aggregate amounts (if any) contributed on the Participant’s behalf during the Plan Year under any plan maintained by the Employer pursuant to Code Section 125, and (d) elective amounts that are not includible in the gross income of the Participant by reason of Code Section 132(f)(4). Notwithstanding the foregoing, a Participant’s Compensation for a Plan Year shall not exceed the Compensation Limitation. For purposes of this Section, the term “Employer” shall include all Affiliated Employers of the Employer, as determined under Code Sections 414(b) and 414(c), as applied in accordance with Code Section 415(h), and Code Sections 414(m) and 414(o).
The term “Compensation” shall also include the following payments if such payments are made by the later of (a) two and one-half (2½) months following the Participant’s Severance from Service Date or (b) the end of the Plan Year that includes the Participant’s Severance from Service Date: (1) payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in Employment with his or her Employer and are regular compensation for services during the Employee’s regular working hours, compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar compensation; and (2) payments for accrued vacation but only if the Employee would have been able to use the vacation if Employment had continued.
The term “Compensation” shall include differential pay provided to a Participant performing qualified military service in accordance with Code Section 414(u).
The term “Compensation” shall exclude amounts received by a Participant pursuant to a nonqualified deferred compensation plan.

1.17    The term “Compensation Limitation” shall mean three hundred thirty thousand dollars ($330,000), as adjusted pursuant to Code Section 401(a)(17)(B).
1.18    The term “Continuous Service” shall mean, with respect to a Participant, the aggregate years (and fractions thereof) included in the period of time between the Participant’s Employment Date and his or her first Severance from Service Date and, if applicable, each period of time between a Reemployment Date incurred by the Participant and his or her next succeeding Severance from Service Date. Continuous Service shall include “Continuous Service” under the Prior Plan for purposes of this Plan with respect to a Prior Plan Participant as defined in Section 2.1(b). Continuous Service shall include service performed for a predecessor employer to the extent required under Code Section 414(a).
1.19    The term “Contributing Employer” shall mean, with respect to a Plan Year:
(a)    For purposes of Sections 3.1 and 4.1 of this Plan, an Employer that, with respect to all or a group of its Eligible Participants, shall have agreed, in a form satisfactory to the Plan Sponsor, to make Unilateral Employer Contributions on behalf of such Eligible Participants.
(b)    For purposes of Sections 3.2 and 4.2 of this Plan, an Employer that, with respect to all or a group of its Eligible Participants, shall have stated its intention, in a form satisfactory to the Plan Sponsor, to make Discretionary Employer Contributions on behalf of such Eligible Participants.
(c)    For purposes of Sections 3.3 and 4.3 of this Plan, an Employer that, with respect to all or a group of its Eligible Employees, shall have agreed, in a form satisfactory to the Plan Sponsor, to make Salary Deferral Contributions on behalf of such Eligible Employees.
(d)    For purposes of Sections 3.4 and 4.4 of this Plan, an Employer that, with respect to all or a group of its Eligible Participants, shall have stated its intention, in a form satisfactory to the Plan Sponsor, to make Safe Harbor Matching Contributions on behalf of such Eligible Participants.
1.20    The term “Controlled Group Employer” shall mean, with respect to a Plan Year, the Plan Sponsor or any Affiliated Employer of the Plan Sponsor that shall be an Employer at any time during the Plan Year.
1.21    The term “Defined Benefit Plan” shall mean a pension plan that is not a Defined Contribution Plan.
1.22    The term “Defined Contribution Plan” shall mean a plan that provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant’s account, and any income, expenses, gains, losses, and forfeitures that may be allocated to the participant’s account.
1.23    The term “Disability” shall mean a physical or mental condition arising after an Employee has become a Participant that totally and permanently prevents the Participant from engaging in his or her regular employment duties for his or her Employer, which such disability shall be deemed to be permanent if it is anticipated that it shall last for at least six (6) months. The determination as to whether a Participant is totally and permanently disabled shall be made (i) on evidence that the Participant is eligible for disability benefits under any long-term disability plan sponsored by his or her Employer, or (ii) on evidence that the Participant is eligible for total and permanent disability benefits under the Social Security Act.

1.24    The term “Discretionary Employer Contribution” shall mean, with respect to an Employer, a contribution made to the Trust Fund by the Employer pursuant to Sections 3.2 and 4.2 of this Plan.
1.25    The term “Discretionary Percentage” shall mean, with respect to an Employer for a Plan Year, a percentage that shall be determined by the Employer for the Plan Year; provided, however, that the Plan Administrator may determine the Discretionary Percentage for Controlled Group Employers for a Plan Year.
1.26    The term “Effective Date” shall mean September 30, 2023.
1.27    The term “Eligible Employee” shall mean, with respect to an Employer for a Plan Year or a portion thereof, an Employee who has met the requirements of Section 2.2 of this Plan.
1.28    The term “Eligible Participant” shall mean, with respect to an Employer for a Plan Year or a portion thereof, an Employee who has met the requirements of Section 2.3 of this Plan.
1.29    The term “Employee” shall mean an individual who is employed by an Employer, is not eligible to participate in any other cash or deferred arrangement, and is classified as a regular employee on the Employer’s U.S. payroll (including an Expatriate whose Home Country is the United States) other than an individual who is included in a unit of employees covered by a collective bargaining agreement (unless the collective bargaining agreement provides for participation in the Plan); provided, however, that any such individual shall not be considered to be an “Employee” prior to the date as of which his or her Employer became an “Employer;” and further provided, however, that the term “Employee” shall not include:
(a)    any Leased Employee;
(b)    any Inpatriate who is otherwise eligible for benefits in his or her Home Country;
(c)    any TCN who is otherwise eligible for benefits in a country outside the United States;
(d)    any Expatriate who is otherwise eligible for benefits in his or her Host Country;
(e)    any individual that an Employer treats as an independent contractor or a leased employee, even if the individual is or may be reclassified by any court, the IRS, or the Department of Labor as an employee;
(f)    any individual who works for an Employer and is paid by a temporary help agency, contract firm, or leasing organization;
(g)    any individual who is hired directly by an Employer for a specified period of time as an on-call, irregular, or intermittent worker;
(h)    any individual who is a co-op student or an intern and who is hired directly by an Employer; and
(i)    any individual who is a bona fide resident of Puerto Rico and any person who performs labor or services primarily within Puerto Rico, regardless of residence for other purposes.

1.30    The term “Employee Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) any amounts transferred from the “Employee Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) any additions thereto; and (c) any deductions therefrom, all as determined in accordance with this Plan.
1.31    The term “Employer” shall mean the Plan Sponsor or any other entity (whether or not an Affiliated Employer of the Plan Sponsor) that, with the consent of the Plan Sponsor, shall adopt this Plan and the Trust Agreement and shall remain an Employer.
1.32    The term “Employer Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) the Participant’s allocable share (if any) of Unilateral Employer Contributions made on his or her behalf; (b) the Participant’s allocable share (if any) of Discretionary Employer Contributions; (c) any amounts transferred from the “Employer Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (d) any additions thereto; and (e) any deductions therefrom, all as determined in accordance with this Plan.
1.33    The term “Employment” shall mean, with respect to an individual, employment of the individual by an Employer or an Affiliated Employer.
1.34    The term “Employment Date” shall mean, with respect to an employee of an Employer, the date that the employee first completes an Hour of Service, where the term “Hour of Service” shall be only as defined in Section 1.49(a) of this Plan.
1.35    The term “Entry Date” shall mean, with respect to an Employee, the later of: (a) the date that the individual became an Employee, or (b) the date that he or she completed his or her first (1st) Hour of Service.
1.36    The term “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.
1.37    The term “Esko Plan” shall mean the former Esko-Graphics, Inc. 401(k) Retirement Plan as in effect immediately prior to its merger into the Prior Plan effective December 30, 2011.
1.38    The term “Excess Compensation” shall mean, with respect to an Eligible Participant for a Plan Year, the portion (if any) of the Eligible Participant’s Basic Compensation for the Plan Year, or, if the Eligible Participant became an Eligible Participant after the first (1st) day of the Plan Year, the portion (if any) of the Eligible Participant’s Basic Compensation while he or she was an Eligible Participant during the Plan Year, that exceeds the taxable wage base under Code Section 3121(a)(1) in effect on the first (1st) day of the Plan Year.
1.39    The term “Excess Deferrals” shall mean, with respect to a Participant for a calendar year, such portion (if any) of the Salary Deferral Contributions made for the calendar year on the Participant’s behalf that the Plan Administrator shall determine pursuant to Section 3.10 of this Plan to be distributable to the Participant pursuant thereto and in accordance with Code Sections 401(a) and 402(g) and the regulations thereunder.
1.40    The term “Expatriate” shall mean an individual who is working for an Employer, whose Home Country is the United States, and who temporarily is assigned to a Host Country and is expected to return to his or her Home Country upon completion of the assignment.

1.41    The term “Five-percent Owner” shall mean, with respect to an Employer for a Plan Year, an individual who, at any time during the Plan Year, owns an interest in the Employer of more than five percent (5%), as determined in accordance with Code Section 416(i)(1).
1.42    The term “Forfeiture” shall mean an amount forfeited from the Account of an Employee or former Employee of an Employer pursuant to Section 3.10(c), Section 5.4, or Appendix A of this Plan.
1.43    The term “Forfeiture Allocation Date” shall mean any Valuation Date during a Plan Year as of which the Plan Administrator shall direct the Trustee that amounts in the Forfeitures Account shall be allocated pursuant to Section 4.7 of this Plan.
1.44    The term “Forfeitures Account” shall mean an account maintained by the Trustee to record (a) the Forfeitures that were maintained under the Prior Plan immediately before the Effective Date and spun-off to this Plan, if any; (b) any additional Forfeitures under the Prior Plan spun-off to this Plan; (c) the Forfeitures that arise with respect to Employees or former Employees of an Employer; (d) any additions thereto; and (e) any deductions therefrom, all as determined in accordance with this Plan.
1.45    The term “Hach ESOP” shall mean the former Hach Company Employee Stock Ownership Plan.
1.46    The term “Highly Compensated Employee” shall be defined in Subsection (a) below subject to the rules provided in Subsection (b) below:
(a)    Definition. With respect to an Employer for a Plan Year, a Highly Compensated Employee of the Employer for the Plan Year shall be an individual described in any of Paragraphs (i) through (iii) below:
(i)    An employee who performed services for the Employer during the Plan Year and who, during the preceding Plan Year, received Compensation in excess of one hundred thirty-five thousand dollars ($135,000), as adjusted by the Secretary of the Treasury in accordance with Code Section 414(q)(1); provided, however, that the Plan Administrator may elect, for any Plan Year, to apply the additional requirement that an employee described in this Paragraph shall not be considered to be a Highly Compensated Employee unless he or she was a member of the Top-paid Group for the preceding Plan Year.
(ii)    An employee who performed services for the Employer during the Plan Year and who was a Five-percent Owner during the Plan Year or the preceding Plan Year.
(iii)    A former employee who separated (or was deemed to have separated) from the service of the Employer prior to the Plan Year, who performed no services for the Employer during the Plan Year, and who was a Highly Compensated Employee for either the Plan Year in which he or she separated from the service of the Employer or any Plan Year ending on or after his or her fifty-fifth (55th) birthday.
(b)    Rules. For purposes of this Section, the determination of the Highly Compensated Employees of an Employer for a Plan Year shall be made in accordance with regulations under Code Section 414(q) and Paragraphs (i) through (v) below:
(i)    The term “Top-paid Group” shall mean the twenty percent (20%) of the employees of the Employer who received the highest Compensation; provided, however, that, for purposes of determining the employees of the Employer who shall be included in the Top-paid Group for the Plan Year, the following groups of employees shall be excluded: (A)

employees who have not completed six (6) months of service; (B) employees who normally work fewer than seventeen and one-half (17½) hours per week; (C) employees who normally work during not more than six (6) months during any year; and (D) employees who have not attained age twenty-one (21).
(ii)    With respect to an employee or former employee of the Employer for the Plan Year, the term “Compensation” shall include the aggregate of any other elective deferrals made on the individual’s behalf during the Plan Year under any plan maintained by the Employer pursuant to Code Section 401(k) and the aggregate amounts (if any) contributed on his or her behalf during the Plan Year under any plan maintained by the Employer pursuant to Code Section 125.
(iii)    The term “Employer” shall include, for purposes of determining an individual’s Compensation and all other purposes other than determining who is a Five-percent Owner, all Affiliated Employers of the Employer.
(iv)    The term “employee” shall not include an individual who is a nonresident alien described in Code Section 414(q)(11).
(v)    In determining who is a Highly Compensated Employee, the Employer elects to use calendar year data in accordance with the regulations under Code Section 414(q).
1.47    The term “Home Country” shall mean the country to which an individual’s salary and benefits are tied.
1.48    The term “Host Country” shall mean the country in which the individual is working.
1.49    The term “Hour of Service” shall be defined in Subsection (a) below subject to the rules in Subsection (b) below:
(a)    Definition. With respect to an employee of an Employer, an Hour of Service shall be an hour described in any of Paragraphs (i), (ii), or (iii) below:
(i)    Each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer (a “Performance Hour”).
(ii)    Each hour for which the employee is paid, or entitled to payment, by the Employer on account of a period of time during which the employee did not perform duties (irrespective of whether the employment relationship had terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence (an “Absence Hour”).
(iii)    Each hour during which the employee performed duties and for which the Employer awards or agrees to back pay, irrespective of mitigation of damages (a “Back-pay Performance Hour”), and each hour during which the employee did not perform or would not have performed duties and for which the Employer awards or agrees to back pay, irrespective of mitigation of damages (a “Back-pay Absence Hour”).
(b)    Rules. For purposes of this Section, an employee’s Hours of Service shall be calculated and credited in accordance with Paragraphs (b) and (c) of Section 2530.200b-2 of the United States Department of Labor Regulations and the following:

(i)    For purposes of calculating Absence Hours, a payment shall be deemed to be made by, or due to the employee from, the Employer regardless of whether such payment is made by or due from the Employer directly or indirectly through, among others, a trust fund or insurer to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular employees of the Employer or are on behalf of a group of employees of the Employer in the aggregate.
(ii)    An Absence Hour shall not be based on a payment to the employee that was made or is due (A) under a plan maintained solely for the purpose of complying with applicable workers’ compensation, unemployment compensation, or disability insurance laws or (B) solely to reimburse the employee for medical or medically related expenses incurred by the employee.
(iii)    A Performance Hour or an Absence Hour that is also a Back-pay Performance Hour or a Back-pay Absence Hour, respectively, shall be credited as only one (1) Hour of Service.
(iv)    No more than five hundred one (501) Hours of Service shall be credited for a continuous period of Absence Hours or Back-pay Absence Hours, whether or not such period occurs in one (1) or more than one (1) Plan Year or other computation period.
(v)    For purposes of Paragraph (b)(1) of Section 2530.200b-2 of the United States Department of Labor regulations, forty (40) Hours of Service shall be credited for each week of Absence Hours or Back-pay Absence Hours.
(vi)    The term “Employer” shall include all Affiliated Employers of the Employer.
1.50    The term “Inpatriate” shall mean an individual who is working for an Employer, whose Host Country temporarily is the United States, and whose Home Country is outside the United States.
1.51    The term “Leased Employee” shall mean any person (other than an employee of the Employer) who pursuant to an agreement between the Employer and any other person (“leasing organization”) has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control by the employer. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. A leased employee shall not be considered an employee of the Employer if: (1) such employee is covered under a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of Compensation, (ii) immediate participation, and (iii) full and immediate vesting; and (2) leased employees do not constitute more than 20% of the Employer’s nonhighly compensated work force.
1.52    The term “Life Annuity” shall mean, with respect to a Participant or the spouse of a deceased Participant, a series of monthly payments to the Participant or spouse for his or her life under which the last payment shall be made as of the first day of the month in which the Participant or spouse dies.
1.53    The term “Matching Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) any amounts transferred from the “Matching Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) any additions thereto; and (c) any deductions therefrom, all as determined in accordance with this Plan.
1.54    The term “Nonforfeitable Account” shall mean, with respect to a Participant, the portion (if any) of the Participant’s Account that is nonforfeitable as determined pursuant to Article V of this Plan.
1.55    The term “Normal Retirement Date” shall mean, with respect to a Participant, the date of the Participant’s sixty-fifth (65th) birthday. A Participant’s Normal Retirement Age shall be age sixty-five (65).
1.56    The term “One-year Break in Service” shall mean, with respect to a Participant, the first three hundred sixty-five (365) consecutive days during the Participant’s latest Period of Severance, which such One-year Break in Service shall be deemed to occur as of the three hundredth and sixty-fifth (365th) such day.
1.57    The term “Participant” shall mean an Employee or former Employee who is participating in this Plan pursuant to Article II of this Plan.
1.58    The term “Payroll Period” shall mean, with respect to an Employee, a period with respect to which the Employee receives a payroll check or otherwise is paid for services that he or she performs during the period for an Employer.
1.59    The term “Period of Severance” shall mean, with respect to a Participant as of a Reemployment Date, the period of time between the Participant’s last preceding Severance from Service Date and such Reemployment Date; provided, however, that, with respect to a Participant whose Severance from Service Date occurred as a result of an absence that constituted a Parental Leave, solely for purposes of determining the Participant’s Period of Severance, the Participant’s Severance from Service Date shall be deemed to be the second (2nd) anniversary of the date that the Participant’s absence began, or, if earlier, the date that the Participant’s Employment terminated; where, for purposes of this Section, the term “Parental Leave” shall mean a period of the Participant’s absence from Employment because of (a) the Participant’s pregnancy, (b) the birth of his or her child, (c) the placement of a child with the Participant for adoption, or (d) the care of his or her child for a period immediately following the child’s birth or placement; provided that the Plan Administrator may require, on a uniform and nondiscriminatory basis, that the Participant timely furnish to the Plan Administrator such information as may reasonably be required for the Plan Administrator to determine that the Participant’s absence qualifies as a Parental Leave and to calculate the number of days of such Parental Leave.
1.60    The term “Plan” shall mean this Veralto Corporation & Subsidiaries Savings Plan, as it may be amended from time to time. The Plan spun-off from the Prior Plan as of the Effective Date. References to periods prior to the Effective Date are included for historical context and refer to those provisions in effect at such time under the Prior Plan.
1.61    The term “Plan Administrator” shall mean the Benefits Committee of the Plan Sponsor that shall be charged with the general responsibility for the administration of this Plan pursuant to Article VII.
1.62    The term “Plan Sponsor” shall mean Veralto Corporation, with principal offices located in Waltham, Massachusetts, and its successors and assigns.

1.63    The term “Plan Year” shall mean the twelve (12)-consecutive-month period ending on a December 31. Notwithstanding the prior sentence, the initial Plan Year shall run from the Effective Date to December 31, 2023. The Plan Year shall constitute the “limitation year” for purposes of Code Section 415.
1.64    The term “Prior Employer Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained to record (a) any amounts transferred from the “Prior Employer Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) any additions thereto; and (c) any deductions therefrom, all as determined in accordance with this Plan.
1.65    The term “Prior Employer Matching & RAP Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) any amounts transferred from the “Prior Employer Matching & RAP Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) any additions thereto; and (c) any deductions therefrom, all as determined in accordance with this Plan.
1.66    The term “Prior Matching Contribution” shall mean, with respect to a Participant, a contribution made to the Prior Plan’s trust fund on the Participant’s behalf by his or her employer under the Prior Plan, with respect to plan years under the Prior Plan beginning prior to January 1, 2011.
1.67    The term “Prior Plan” shall mean, with respect to a Participant, the Danaher Corporation & Subsidiaries Savings Plan as in effect immediately prior to the Effective Date, from which this Plan spun-off.
1.68    The term “Prior Plan Matching Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained to record (a) any amounts transferred from the “Prior Plan Matching Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) any additions thereto; and (c) any deductions therefrom, all as determined in accordance with this Plan.
1.69    The term “Qualified Annuity” shall mean, with respect to a Participant, (a) a Life Annuity payable to the Participant if he or she shall not have a spouse as of his or her Benefit Commencement Date or (b) a Qualified Joint and Survivor Annuity payable to the Participant and his or her spouse if the Participant shall have a spouse as of his or her Benefit Commencement Date.
1.70    The term “Qualified Joint and Survivor Annuity” shall mean, with respect to a Participant and his or her spouse on the Participant’s Benefit Commencement Date, a Life Annuity payable to the Participant and, commencing as of the first day of the month next succeeding the month in which the Participant’s death occurs, a Life Annuity payable to the spouse (if then living) under which the monthly payment to the spouse shall equal fifty percent (50%) of the monthly payment to the Participant.
1.71    The term “Qualified Pre-retirement Survivor Annuity” shall mean, with respect to the spouse of a deceased Participant, a Life Annuity payable to the spouse as of his or her Benefit Commencement Date, which shall be based on fifty percent (50%) of the Participant’s Account or Subaccount with respect to which the spouse shall be entitled to receive such annuity.
1.72    The term “Reemployment Date” shall mean, with respect to a former employee of an Employer who has incurred a Severance from Service Date, the date (if any) following the

Severance from Service Date that the individual first completes an Hour of Service, where the term “Hour of Service” shall be defined only as in Section 1.49(a) of this Plan.
1.73    The term “Required Beginning Date” shall mean, with respect to a Participant or a deceased Participant, for purposes of determining minimum distributions for calendar years beginning with the 2007 calendar year, April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant terminates Employment, except that minimum distributions to a Five-percent Owner (as defined in Section 10.2(d) of the Plan) shall commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70½. Any Employee who attained age 70½ in years prior to 2007 may elect to stop distributions and later recommence distributions by April 1 of the calendar year following the calendar year in which the Employee terminates Employment and there shall be no new Benefit Commencement Date upon recommencement unless Section 6.4 of the Plan applies with respect to a Prior Employer Contributions Subaccount.
1.74    The term “Roth 401(k) Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) any amounts transferred from the “Roth 401(k) Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) contributions made pursuant to Article XIII of the Plan (plus any earnings thereon and minus any losses thereon); (c) any additions thereto; and (d) any deductions therefrom, all as determined in accordance with this Plan. Earnings, losses, credits and charges are separately allocated to such Subaccount on a reasonable and consistent basis.
1.75    The term “Roth In-Plan Conversion Subaccount” shall mean, with respect to a Participant, one or more subaccounts (if any) maintained on the Participant’s behalf to record (a) any amounts irrevocably converted under the Plan to Roth amounts from the vested portion of a Participant’s Account, pursuant to Section 13.9; (b) any amounts transferred from the “Roth In-Plan Conversion Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (c) any additions thereto; and (d) any deductions therefrom, all as determined in accordance with this Plan.
1.76    The term “Roth Rollover Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) any amounts transferred from the “Roth Rollover Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) any additions thereto; and (c) any deductions therefrom, all as determined in accordance with this Plan.
1.77    The term “Safe Harbor Matching Contribution” shall mean, with respect to a Participant, a contribution made to the Trust Fund on the Participant’s behalf by his or her Employer pursuant to Sections 3.4 and 4.4 of this Plan.
1.78    The term “Safe Harbor Matching Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) any amounts transferred from the “Safe Harbor Matching Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) the Safe Harbor Matching Contributions made on his or her behalf; (c) any additions thereto; and (d) any deductions therefrom, all as determined in accordance with this Plan.

1.79    The term “Salary Deferral Contribution” shall mean, with respect to a Participant, an amount of the Participant’s Basic Compensation that is contributed on his or her behalf to the Trust Fund pursuant to Sections 3.3 and 4.3 of this Plan.
1.80    The term “Salary Deferral Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained to record (a) any amounts transferred from the “Salary Deferral Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) the Salary Deferral Contributions made on the Participant’s behalf; (c) any additions thereto; and (d) any deductions therefrom, all as determined in accordance with this Plan.
1.81    The term “Salary Deferral Limit” shall mean, with respect to a calendar year, the amount determined in accordance with the following table, as may be adjusted under Code Section 402(g)(4), except to the extent permitted under Article XII of this Plan and Code Section 414(v):

Calendar Year	Salary Deferral Limit
2023 or thereafter	$22,500

1.82    The term “Severance from Service Date” shall mean, with respect to a Participant who becomes absent from Employment (with or without compensation), the date determined in accordance with Subsection (a) or (b) below, as applicable, except as otherwise provided in Subsection (c) below, if and as applicable:
(a)    If the Participant’s absence resulted from the termination of his or her Employment because the Participant quit, was discharged, retired, or died, the date of such termination of his or her Employment.
(b)    If the Participant’s absence did not result from the termination of his or her Employment as described in Subsection (a) above, the earlier of the date that his or her Employment subsequently terminates, as described in Subsection (a), or the date determined in accordance with Paragraph (i) or (ii) below, as applicable:
(i)    If the Participant’s absence constituted an authorized leave of absence, the date one (1) year following the expiration thereof if the Participant shall have failed to return to Employment from such leave of absence without reasonable cause, as determined by the Employer or Affiliated Employer; or
(ii)    The first (1st) anniversary of the first day of the Participant’s absence if Paragraph (i) above is not applicable.
(c)    Notwithstanding Subsections (a) and (b) above, the Participant shall not be deemed to have incurred a Severance from Service Date if:
(i)    The Participant completes at least one (1) Hour of Service within the twelve (12)-month period beginning on the earlier of the date that the Participant’s

Employment terminated or the date that the Participant’s absence from Employment began, where the term “Hour of Service” shall be defined only as in Section 1.49(a) of this Plan; or
(ii)    The Participant entered service in the armed forces of the United States and the Participant becomes an Employee again within the period of time required by USERRA to preserve his or her reemployment rights.
1.83    The term “Subaccount” shall mean, with respect to a Participant, any of the following subaccounts as may be maintained on the Participant’s behalf by the Trustee in accordance with the terms of this Plan: (a) an Employer Contributions Subaccount, (b) a Salary Deferral Contributions Subaccount, (c) a Prior Employer Matching & RAP Contributions Subaccount, (d) Safe Harbor Matching Contributions Subaccount, (e) an Employee Contributions Subaccount, (f) a Transferred Contributions Subaccount, (g) a Roth 401(k) Contributions Subaccount, (h) a Roth Rollover Contributions Subaccount, (i) a Roth In-Plan Conversion Subaccount, (j) a Matching Contributions Subaccount, and (k) any other Subaccount as the Trustee may maintain on the Participant’s behalf as the Plan Administrator may deem necessary.
1.84    The term “TCN” shall mean an individual from one country who is working temporarily in a second country for an Employer headquartered in a third country.
1.85    The term “Transferred Contribution” shall mean, with respect to a Participant, an amount rolled over or trustee-to-trustee transferred to the Trust Fund on the Participant’s behalf pursuant to Section 3.6 of this Plan.
1.86    The term “Transferred Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record (a) any amounts transferred from the “Transferred Contributions Subaccount” (if any) that was maintained on the Participant’s behalf under the Prior Plan immediately before the Effective Date; (b) the Transferred Contributions made on his or her behalf; (c) any additions thereto; and (d) any deductions therefrom, all as determined in accordance with this Plan.
1.87    The term “Trust Agreement” shall mean the Trust Agreement between Veralto Corporation (or its successor or assignee) and Fidelity Management Trust Company, as it may be amended from time to time, whereby the Trustee holds the assets of this Plan.
1.88    The term “Trust Fund” shall mean all cash, securities, life insurance, and real estate, and any and all other property held by the Trustee pursuant to the terms of the Trust Agreement, any additions thereto and any deductions therefrom.
1.89    The term “Trustee” shall mean the trustee or trustees designated in the Trust Agreement or designated pursuant to any procedure therefor provided in the Trust Agreement.
1.90    The term “Unilateral Employer Contribution” shall mean, with respect to an Employer, a contribution made to the Trust Fund by the Employer pursuant to Sections 3.1 and 4.1 of this Plan.
1.91    The term “USERRA” shall mean the Uniformed Services Employment and Reemployment Act of 1994, as it may be amended from time to time, or any subsequent corresponding law.
1.92    The term “Valuation Date” shall mean the last day of a calendar month.

1.93    The term “Valuation Period” shall mean the time period beginning on the day after a Valuation Date and ending on the next succeeding Valuation Date.
1.94    The term “Year of Service” shall mean, with respect to a Participant, the first three hundred sixty-five (365) consecutive days during the Participant’s Continuous Service or any subsequent period of three hundred sixty-five (365) consecutive days during his or her Continuous Service. Years of Service under the Prior Plan shall be considered a Year of Service for purposes of this Plan with respect to a Prior Plan Participant, as defined in Section 2.1(b).

ARTICLE II
PARTICIPATION
2.1    Commencement of Participation. An Employee shall become a Participant on the earliest date specified in Subsections (a) through (d) below, if and as applicable:
(a)    Eligible Employee Electing Salary Deferral Contributions. An Employee shall become a Participant on the later of (i) the date as of which he or she becomes an Eligible Employee pursuant to Section 2.2 of this Plan or (ii) the date as of which he or she first has in effect an election relating to Salary Deferral Contributions pursuant to Section 3.3 of this Plan.
(b)    Prior Plan Participant. An individual whose participation in the Prior Plan terminated due to the fact that such individual’s benefit under the Prior Plan was spun-off to this Plan and the individual’s employer was an Employer that adopted this Plan shall become a Participant as of the Effective Date.
(c)    Eligible Participant. An Employee shall become a Participant on the date as of which he or she becomes an Eligible Participant pursuant to Section 2.3 of this Plan.
(d)    Employee with Transferred Contributions. An Employee who makes, or on whose behalf is made, a Transferred Contribution to this Plan shall become a Participant as of the date of the Trustee’s receipt of such Transferred Contribution.
2.2    Participation as an Eligible Employee. Subject to Sections 2.4 and 2.5 of this Plan:
(a)    In General. An Employee shall become an Eligible Employee on his or her Entry Date, provided that the individual is an Employee on such Entry Date.
(b)    Employees on Effective Date. Notwithstanding Subsection (a) above, the date that an Employee shall become an Eligible Employee shall be the Effective Date if such date is later than the date determined pursuant to Subsection (a) above.
2.3    Participation as an Eligible Participant.
(a)    Subject to Sections 2.4 and 2.5 of this Plan, an Employee shall become an Eligible Participant for Unilateral Employer Contributions and Discretionary Employer Contributions on the anniversary of his or her Entry Date that coincides with or next follows the latest of: (a) the date that the individual became an Employee, or (b) the date that he or she completed one (1) Year of Service uninterrupted by a One-year Break in Service, provided that the individual is an Employee on such anniversary.
(b)    Subject to Sections 2.4 and 2.5 of this Plan, an Employee shall become an Eligible Participant for Safe Harbor Matching Contributions on his or her Entry Date.
2.4    Former Employee.
(a)    Subject to Subsection (b) below, in the case of a former Employee who did not become an Eligible Employee pursuant to Section 2.2 of this Plan or who did not become an Eligible Participant pursuant to Section 2.3 of this Plan, as applicable, solely because he or she was not an Employee on the date as of which he or she would have become an Eligible

Employee or an Eligible Participant pursuant to Section 2.2 or Section 2.3, as the case may be, the individual shall become an Eligible Employee or an Eligible Participant, as applicable, on the later of (a) such date or (b) his or her Reemployment Date.
(b)    If a rehired Employee who had no nonforfeitable right to his or her Employer Contributions Subaccount, Matching Contributions Subaccount, and his or her Prior Employer Matching & RAP Contributions Subaccount is rehired after incurring a period of consecutive One-year Breaks in Service equal to or greater than (A) five or (B) the aggregate number of Years of Service he earned before such period of One-year Breaks in Service, such Employee shall be considered to be a new Employee as of his Reemployment Date, and any Years of Service he completed prior to such period of One-year Breaks in Service shall be disregarded in determining his Years of Service for purposes of Section 2.3 above as a rehired Employee.
2.5    Former Eligible Employee or Former Eligible Participant. A former Employee who once was an Eligible Employee or an Eligible Participant shall again become an Eligible Employee or an Eligible Participant, respectively, on the date that he or she completes his or her first (1st) Hour of Service as a rehired Employee.
2.6    Termination of Participation.
(a)    Eligible Employee. An Eligible Employee who ceases being an Employee shall cease being an Eligible Employee.
(b)    Eligible Participant. An Eligible Participant who ceases being an Employee shall cease being an Eligible Participant.
(c)    Participant. A Participant shall cease being a Participant on the earlier of (i) the date of his or her death or (ii) the date as of which an Account is no longer maintained for him or her.

ARTICLE III
CONTRIBUTIONS
3.1     Unilateral Employer Contributions. With respect to each Employer that shall be a Contributing Employer for purposes of this Section, as of each Valuation Date that relates to the end of a Payroll Period, a Unilateral Employer Contribution shall be made on behalf of the group of individuals each of whom shall have been an Eligible Participant of the Employer at any time during the Valuation Period ending on the Valuation Date in an amount equal to a percentage of the Eligible Participant’s Basic Compensation for the Valuation Period as the Plan Administrator in its sole discretion may determine for all Controlled Group Employers, where such percentage shall be greater than or equal to zero percent (0%) and less than or equal to two percent (2%) of the aggregate Basic Compensation of such Eligible Participants for such Valuation Period.
As soon as administratively possible after the Valuation Date that relates to the end of the Payroll Period, the Employer shall pay to the Trustee an amount equal to the Unilateral Employer Contribution so determined for the respective Valuation Period less any amounts used from the Forfeitures Account, as allowed under Section 4.7.
3.2    Discretionary Employer Contributions. With respect to each Employer that shall be a Contributing Employer for purposes of this Section, if the Discretionary Percentage for the Employer for a Plan Year exceeds zero percent (0%), as of the last day of the Plan Year, a Discretionary Employer Contribution shall be made on behalf of the group of individuals each of whom shall have been an Eligible Participant of the Employer on the last day of such Plan Year and shall have Excess Compensation for the Plan Year in an amount equal to the Discretionary Percentage multiplied by the aggregate Excess Compensation of such Eligible Participants for such Plan Year.
As soon as administratively possible after the last day of the Plan Year, the Employer shall pay to the Trustee an amount equal to the Discretionary Employer Contribution so determined less any amounts used from the Forfeitures Account, as allowed under Section 4.7.
3.3    Salary Deferral Contributions.
(a)    Right to Defer. Subject to this Section, an Eligible Employee of an Employer that shall be a Contributing Employer for purposes of this Section may elect to have a percentage of his or her Basic Compensation for each Payroll Period during which he or she shall be an Eligible Employee and shall have in effect an election with respect thereto withheld by his or her Employer and paid to the Trust Fund as a Salary Deferral Contribution. The designated percentage of an Eligible Employee’s Basic Compensation that he or she may elect to have withheld as a Salary Deferral Contribution shall be a whole percentage between one percent (1%) and seventy-five percent (75%), inclusive; provided however, that the Plan Administrator may also take any such actions as the Plan Administrator may determine to be necessary or desirable in order to avoid distributions of Excess Contributions pursuant to Appendix A of this Plan, including, but not limited to, requiring that the designated percentage of a Highly Compensated Eligible Employee’s (as defined in Appendix A) Basic Compensation be withheld as a Salary Deferral Contribution which shall not exceed a specified percentage determined by the Plan Administrator.
(b)    Elections. Subject to any procedures established by the Plan Administrator pursuant to Subsection (d) below, a Participant may make, change, or revoke an election with respect to Salary Deferral Contributions only as described in Paragraphs (i) through (iii) below:
(i)    Initial Election and Changes. An Eligible Employee may make his or her initial election to have Salary Deferral Contributions made on his or her behalf by properly completing an election form (in electronic or paper form as determined by the Plan Administrator) and filing it with the Plan Administrator. Such initial election shall be effective for successive Payroll Periods starting with the Payroll Period that begins on or as soon as administratively possible after the Eligible Employee’s Entry Date or, if the Eligible Employee has not filed a properly completed election form with the Plan Administrator by such date, starting with the Payroll Period that begins on or as soon as administratively possible after the Eligible Employee files a properly completed election form with the Plan Administrator so long as the Eligible Employee remains an Eligible Employee on the first (1st) day of such Payroll Period. To the extent that a Participant was an active participant in the Prior Plan immediately before the Effective Date, and became a Participant in the Plan on the Effective Date as a result of the spin-off from the Prior Plan, the Salary Deferral Contribution election in effect under the Prior Plan immediately before the Effective Date (including any election of zero percent (0%)) shall be the Participant’s Salary Deferral Contribution election until otherwise changed in accordance with this Section 3.3.
An Eligible Employee who has in effect an election to have Salary Deferral Contributions made on his or her behalf may change such election by properly completing an election form and filing it with the Plan Administrator. Such election shall be effective for successive Payroll Periods starting with the Payroll Period beginning as soon as administratively possible on or after the Eligible Employee files the election form with the Plan Administrator so long as the individual remains an Eligible Employee on the first day of such Payroll Period.
(ii)    Revocations. An Eligible Employee may at any time revoke an existing election with respect to Salary Deferral Contributions by filing with the Plan Administrator a new election form that provides for such revocation. Any such revocation shall be effective for Payroll Periods beginning as soon as administratively possible after the date that the Eligible Employee files the election form with the Plan Administrator.
(iii)    Deemed Elections. Except as otherwise provided by the Plan Administrator, the Salary Deferral Contributions designated to be made on behalf of an Eligible Employee on the last election form properly completed by the Eligible Employee and filed with the Plan Administrator shall continue until the earlier of (A) the date that the individual ceases to be an Eligible Employee or (B) the effective date of a subsequent election form with respect to Salary Deferral Contributions properly completed by the Eligible Employee and filed with the Plan Administrator.
(iv)    Automatic Enrollment. Each Eligible Employee who is (A) hired or rehired in this Plan or was hired or rehired in the Prior Plan on or after January 1, 2015, (B) becomes an Eligible Employee as a result of an acquisition by the Plan Sponsor or Affiliated Employer, or (C) an individual who was employed by an Employer but not considered an Employee or Eligible Employee, who becomes an Eligible Employee, shall receive a notice describing the automatic contribution feature either before or within a reasonable period after such Eligible Employee becomes eligible to participate in the Plan pursuant to Article II. Unless such an Eligible Employee timely and affirmatively elects to make (or not make) Salary Deferral Contributions (including Roth 401(k) Contributions) to the Plan, Salary Deferral Contributions equal to 5% of Basic Compensation shall be deducted from his or her Basic Compensation each Payroll Period, beginning with the Payroll Period beginning on or after the 45th day following the date that the notice is provided to the Eligible Employee, or as soon as administratively practicable thereafter. An Eligible Employee who received a notice describing the automatic contribution feature under the Prior Plan, and who did not make an affirmative deferral election or have such automatic enrollment occur on or before the Effective Date, shall participate in this Plan as if such notice was issued by this Plan.
On an annual basis, each Eligible Employee on whose behalf no Salary Deferral Contributions (including Roth 401(k) Contributions) are being contributed to the Plan pursuant to an affirmative election, shall be provided a notice describing the automatic contribution feature and, unless such Eligible Employee timely and affirmatively elects to make (or not make) Salary Deferral Contributions to the Plan, Salary Deferral Contributions equal to 5% of Basic Compensation shall be deducted on a pre-tax basis from his or her Basic Compensation each Payroll Period, beginning with the Payroll Period beginning on or after the 45th day following the date the notice is provided to the Eligible Employee, or as soon as administratively practicable thereafter. The prior sentence shall not apply to an Eligible Employee who affirmatively elected not to contribute Salary Deferral Contributions to the Plan no earlier than the first day of the second month beginning before the date the annual notice is provided.
All contributions made to the Plan pursuant to this Paragraph (iv) shall be made in accordance with procedures adopted by the Plan Administrator and invested pursuant to Section 4.9(b) until the Participant directs the investment of such amounts pursuant to Section 4.9(a).
(v)    Automatic Increase. Each Eligible Employee who is (A) hired or rehired in this Plan or was hired or rehired in the Prior Plan on or after January 1, 2015, (B) becomes an Eligible Employee as a result of an acquisition by the Plan Sponsor or Affiliated Employer, or (C) an individual who was employed by an Employer but not considered an Employee or Eligible Employee, who becomes an Eligible Employee, on whose behalf Salary Deferral Contributions (including Roth 401(k) Contributions) are being contributed to the Plan pursuant to an affirmative election in an amount less than 5% of Basic Compensation shall be provided a notice informing the Eligible Employee that, unless he or she timely and affirmatively elects to make (or not make) a specific deferral rate of Salary Deferral Contributions to the Plan, the designated deferral percentage with respect to his or her Salary Deferral Contributions on a pre-tax basis shall be increased automatically so that the Salary Deferral Contributions and/or Roth 401(k) Contributions, in the aggregate, being made to the Plan on his or her behalf equal 5% of such Eligible Employee’s Basic Compensation, beginning with the Payroll Period on or after April 1 of each Plan Year, or as soon as practicable hereafter. The prior sentence shall not apply to an Eligible Employee who affirmatively elected to make a specific deferral rate of Salary Deferral Contributions (including Roth 401(k) Contributions) to the Plan no earlier than the first day of the second month beginning before the date the annual notice is provided.
(c)    Employer Withholding and Transmittal to Trust Fund. Each Employer who has Eligible Employees on whose behalf elections with respect to Salary Deferral Contributions shall be in effect for a Payroll Period shall withhold the designated Salary Deferral Contribution from each such Eligible Employee’s Basic Compensation in accordance with the respective such election. Then, as soon as administratively possible after each Valuation Date that relates to the end of a Payroll Period, the Employer shall pay to the Trustee the aggregate Salary Deferral Contributions that were withheld from its Eligible Employees’ Basic Compensation for the Valuation Period that ends on such date; provided, however, that, notwithstanding an election with respect to Salary Deferral Contributions made by a Highly Compensated Eligible Employee, the Plan Administrator may take any such actions as the Plan Administrator may determine to be necessary or desirable in order to avoid distributions of Excess Contributions pursuant to Appendix A, including, but not limited to, prohibiting the payment to the Trustee of Salary Deferral Contributions that would otherwise be so paid on behalf of the Highly Compensated Eligible Employee for the remainder of a Plan Year and specifying the amount of any Salary Deferral Contribution that would otherwise be paid to the Trustee on behalf of the Highly Compensated Eligible Employee as may be so paid.

(d)    Election Form Procedures. The Plan Administrator shall adopt and may amend procedures to be followed by Eligible Employees in electing to make, to change, or to revoke Salary Deferral Contributions and, pursuant thereto, may, among other actions, format election forms (including the use of electronic and/or paper forms), establish deadlines for elections, develop an approval process for elections, and determine the methods under which a Participant’s Salary Deferral Contributions may be distributed to him or her, if necessary, pursuant to Section 3.10 or Appendix A of this Plan.
(e)    Suspension of Salary Deferral Contributions. Notwithstanding the foregoing Subsections, a Participant who is performing qualified military service in accordance with Code Section 414(u) and has received a distribution pursuant to Section 6.1 of this Plan shall not be permitted to have Salary Deferral Contributions made on his or her behalf for a period of six (6) months following such Participant’s receipt of the distribution. A Participant who was suspended from making Salary Deferral Contributions under the Prior Plan immediately prior to the Effective Date shall be suspended from making contributions under this Plan until the end of such original six (6) month suspension period.
3.4    Safe Harbor Matching Contributions.
(a)    In General. Notwithstanding any other provision of the Plan, the Plan is a cash or deferred arrangement that satisfies both the ADP Test Safe Harbor for a Plan Year and the ACP Test Safe Harbor for a Plan Year. Within a reasonable period of time prior to the beginning of each Plan Year (or, in the Plan Year in which an Employee becomes eligible, within a reasonable period of time before the Employee becomes eligible), each Employee eligible to participate in the Plan shall receive a written notice outlining the Employee’s rights and obligations under the Plan, and such notice shall be provided in such time, form, and manner as is necessary to comply with Code Sections 401(k)(12) and 401(m)(11) and any regulations promulgated thereunder.
(b)    Required Contributions. With respect to each Employer that shall be a Contributing Employer for purposes of this Section, as of each Valuation Date that relates to the end of a Payroll Period, with respect to each individual who was an Eligible Participant of the Employer at any time during the one (1) or more Payroll Periods included in the Valuation Period ending on such Valuation Date and on whose behalf a Salary Deferral Contribution was made for any such Payroll Period, there shall be made a Safe Harbor Matching Contribution with respect to each such Salary Deferral Contribution in an amount equal to the Safe Harbor Match Amount.
As soon as administratively possible after the Valuation Date that relates to the end of the Payroll Period, the Employer shall pay to the Trustee an amount equal to the aggregate Safe Harbor Matching Contributions so determined for the respective Valuation Period less any amounts used from the Forfeitures Account, as allowed under Section 4.7.
(c)    Definition. For purposes of this Section, the term “Safe Harbor Match Amount” shall mean, with respect to an Eligible Participant, an amount equal to (1) one hundred percent (100%) of the amount of the Eligible Participant’s Salary Deferral Contributions for the Payroll Period that do not exceed three percent (3%) of the Eligible Participant’s Basic Compensation for the Payroll Period from which the Salary Deferral Contributions were withheld, plus (2) fifty percent (50%) of the amount of the Eligible Participant’s Salary Deferral Contributions for the Payroll Period that exceed three percent (3%) of the Eligible Participant’s Basic Compensation for the Payroll Period from which the Salary Deferral Contributions were withheld but that do not exceed five percent (5%) of the Eligible Participant’s Basic Compensation for the Payroll Period from which the Salary Deferral Contributions were withheld.

(d)    Special Rules. Safe Harbor Matching Contributions made to the Plan pursuant to Section 3.4 of the Plan shall be subject to the vesting requirements under Section 5.2 of the Plan and shall not be distributed from the Plan except as provided in Sections 6.1, 6.2, 6.8, 6.9, 6.16, and 9.2 of the Plan.
(e)    Annual True-Up. For each Plan Year, each Contributing Employer under Section 3.4(b) shall make an additional Safe Harbor Matching Contribution (if necessary), as described below on behalf of each individual who was an Eligible Participant of the applicable Employer at any time during the Plan Year. Such additional Safe Harbor Matching Contribution shall be equal to the difference between (i) the Safe Harbor Matching Contribution that would have been determined under Section 3.4(c), calculated using each Eligible Participant’s Salary Deferral Contributions and Basic Compensation on an annual, Plan Year basis, and (ii) the aggregate amount of any periodic Safe Harbor Matching Contributions previously made under Section 3.4(b) for the corresponding Plan Year; provided that any such additional Safe Harbor Matching Contribution for the Plan Year ending December 31, 2023 shall also take into account the Eligible Participant’s “Salary Deferral Contributions” and “Basic Compensation” recognized under the Prior Plan during the period from January 1, 2023 through the Effective Date. This additional true-up Safe Harbor Matching Contribution shall be paid by the respective Contributing Employer, or satisfied by the use of amounts in the Forfeitures Account, and credited to applicable Eligible Participant accounts no later than the end of the calendar quarter following the end of the applicable Plan Year.
3.5    Additional Employer Contributions. Notwithstanding any other provision of this Plan:
(a)    Corrective Contributions. An Employer shall make any such contribution to the Trust Fund on behalf of an Eligible Employee or an Eligible Participant as the Plan Administrator may determine shall be required to correct a Participant’s Account, including, but not limited to, a correction to include an individual who was erroneously excluded from participation in this Plan.
(b)    Required Contributions. An Employer shall make any such contribution to the Trust Fund on behalf of an Eligible Employee or an Eligible Participant as the Plan Administrator may determine shall be required to comply with USERRA.
3.6    Transferred Contributions.
(a)    Rollovers. A Participant shall be entitled, upon receipt of the consent of the Plan Administrator, to have transferred to the Trust Fund cash or other property constituting:
(i)    a direct rollover of an eligible rollover distribution from (1) a qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions, (2) an annuity contract described in Code Section 403(b), excluding after-tax employee contributions, or (3) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; and
(ii)    a participant contribution of an eligible rollover distribution from (1) a qualified plan described in Code Section 401(a) or 403(a), (2) an annuity contract described in Code Section 403(b), or (3) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; and

(iii)    a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.
For purposes of this Section 3.6(a), “eligible rollover distribution” shall be as defined in Code Section 402(f)(2)(A) and “direct rollover” shall be a direct trustee-to-trustee transfer in accordance with Code Section 401(a)(31).
    The Plan will accept, and account for separately, a direct rollover of designated Roth contributions described in Code Section 402A from another employer’s 401(k), 403(b), or 457(b) plan. The Plan will not accept a rollover of designated Roth contributions in any other manner.
(b)    Trustee-to-trustee Transfers.
(i)    Individual Transfer. A Participant shall be entitled, upon receipt of the consent of the Plan Administrator, to have transferred to the Trust Fund, in the form of a trustee-to-trustee transfer, cash or other property representing his or her account in, or benefits under, another qualified trust or a qualified annuity plan.
(ii)    Plan Transfer. Pursuant to any merger of this Plan with another qualified plan, or any transfer of assets to this Plan from another qualified plan, the Plan Administrator may determine that all or any portion of the amount trustee-to-trustee transferred to the Plan on a Participant’s behalf shall be deemed to be a Transferred Contribution made on the Participant’s behalf.
3.7    Conditional Employer Contributions. Any contribution made to the Trust Fund by an Employer pursuant to Section 3.1, 3.2, 3.3, 3.4, or 3.5 of this Plan shall be conditioned upon its deductibility under Code Section 404 and shall be subject to reversion to the Employer in accordance with Section 3.8 of this Plan.
3.8    Reversion of Employer Contributions. No contribution made to the Trust Fund by an Employer pursuant to Section 3.1, 3.2, 3.3, 3.4, or 3.5 of this Plan may revert to the Employer except as follows:
(a)    Mistake of Fact. If the Employer made the contribution by reason of a mistake of fact, the contribution, to the extent attributable to the mistake of fact, may be returned to the Employer within one (1) year after the payment of the contribution.
(b)    Deductibility. If the Internal Revenue Service disallows a deduction taken by the Employer for the contribution under Code Section 404, the contribution, to the extent determined to be nondeductible, may be returned to the Employer within one (1) year after the disallowance of the deduction.
Upon any reversion of a Salary Deferral Contribution pursuant to this Section, the Employer receiving the reversion shall pay the amount of such Salary Deferral Contribution to the Participant (or former Participant) on whose behalf the Salary Deferral Contribution was made as soon as administratively possible after the Employer’s receipt thereof.
3.9    Actual Deferral Percentage Test and Actual Contribution Percentage Test. With respect to Eligible Participants, this Plan is a cash or deferred arrangement that satisfies the ADP Test Safe Harbor for a Plan Year and the ACP Test Safe Harbor for a Plan Year using the Safe Harbor Matching Contributions as provided in Section 3.4 of this Plan that are intended to constitute both ADP Safe Harbor Contributions and ACP Safe Harbor Matching Contributions. With respect to Eligible Employees who are not Eligible Participants, the Plan Administrator

shall determine whether the Actual Deferral Percentage Test is met with respect to each Eligible Employee Testing Group for the Plan Year; provided, however, that the Actual Deferral Percentage Test shall be deemed to have been met with respect to an Eligible Employee Testing Group for the Plan Year if all of the Eligible Employees in such group are (i) Highly Compensated Eligible Employees for the Plan Year or (ii) Nonhighly Compensated Eligible Employees for the Plan Year. If the Actual Deferral Percentage Test is not met with respect to an Eligible Employee Testing Group, the Plan Administrator shall take the steps in Appendix A of this Plan. The Actual Contribution Percentage Test is not applicable with respect to Eligible Employees who are not Eligible Participants pursuant to the requirements of Sections 2.3 and 3.4 of this Plan.
3.10    Determination and Correction of Excess Deferrals.
(a)    Determination of Excess Deferrals. A Participant’s Excess Deferrals (if any) for a calendar year shall be determined as follows:
(i)    Excess Under This Plan and Other Plans. If, as of any date during the calendar year, the sum of (A) the aggregate Salary Deferral Contributions made on the Participant’s behalf during the calendar year less any such Salary Deferral Contributions that were distributed to the Eligible Employee pursuant to Section 4.8(b) of this Plan and (B) the aggregate of any other elective deferrals, as such term is defined in Treasury Regulation Section 1.402(g)- 1(b), made on the Participant’s behalf during the calendar year exceeds the Salary Deferral Limit, the Participant may designate that any portion of such excess amount shall be considered to be Excess Deferrals by notifying the Plan Administrator in writing thereof at any time during the calendar year or by the March fifteenth (15th) next following the last day of the calendar year; provided, however, that the Plan Administrator may require the Participant to certify or otherwise to establish that such designated amount should be considered to be Excess Deferrals.
(ii)    Excess Under This Plan and Plans of Affiliated Employers. If, as of any date during the calendar year, the sum of (A) the aggregate Salary Deferral Contributions made on the Participant’s behalf during the calendar year less any such Salary Deferral Contributions that were distributed to the Eligible Employee pursuant to Section 4.8(b) of this Plan and (B) the aggregate of any other elective deferrals, as such term is defined in Treasury Regulation Section 1.402(g)-1(b), made on the Participant’s behalf during the calendar year under a plan of an Employer exceeds the Salary Deferral Limit described in Paragraph (i) above, the Participant shall be deemed to have designated that such excess amount shall be considered to be Excess Deferrals. The elective deferrals made under the Prior Plan during the period from January 1, 2023 through the Effective Date shall be included for purposes of determining elective deferrals, as such term is defined in Department of Treasury Regulation Section 1.402(g)-1(b).
(b)    Distribution of Excess Deferrals. On any Distribution Date for a calendar year, the Plan Administrator shall distribute to a Participant who has Excess Deferrals for the calendar year (other than a Participant who received a complete distribution of his or her Salary Deferral Contributions Subaccount), an amount that shall equal the lesser of (i) the balance in the Participant’s Salary Deferral Contributions Subaccount or (ii) the Distributable Excess Deferrals, plus any earnings or minus any losses allocable to the Distributable Excess Deferrals, as determined pursuant to Subsection (d)(i) below.
(c)    Forfeiture of Safe Harbor Matching Contributions. Any Safe Harbor Matching Contributions attributable to a Participant’s Excess Deferrals that are distributed pursuant to Subsection (b) above, plus any earnings or minus any losses allocable thereto, as determined pursuant to Subsection (d)(ii) below, shall be forfeited as of the Distribution Date applicable pursuant to Subsection (b).

(d)    Determination of Earnings or Losses.
(i)    Distributable Excess Deferrals. The earnings or losses allocable to a Participant’s Distributable Excess Deferrals as of the applicable Distribution Date shall equal (A) the earnings or losses allocable to the Salary Deferral Contributions made on the Participant’s behalf for the Plan Year multiplied by (B) a fraction, the numerator of which is the amount of the Distributable Excess Deferrals and the denominator of which is (I) the balance in the Participant’s Salary Deferral Contributions Subaccount as of the first (1st) day of the calendar year plus (II) the Salary Deferral Contributions made on the Participant’s behalf for the Plan Year.
(ii)    Forfeited Safe Harbor Matching Contributions. The earnings or losses allocable to a Participant’s Safe Harbor Matching Contributions forfeited pursuant to Subsection (c) above as of the applicable Distribution Date shall equal (A) the earnings or losses allocable to the respective Safe Harbor Matching Contributions made on the Participant’s behalf for the Plan Year multiplied by (B) a fraction, the numerator of which is the amount of the respective Safe Harbor Matching Contributions to be forfeited and the denominator of which is (I) the balance in the Participant’s respective Safe Harbor Matching Contributions Subaccount as of the first (1st) day of the Plan Year plus (II) the respective Safe Harbor Matching Contributions made on the Participant’s behalf for the Plan Year.
(e)    Definitions. For purposes of this Section:
(i)    The term “Distributable Excess Deferrals” shall mean, with respect to a Participant as of a Distribution Date for a calendar year, the lesser of (A) the Salary Deferral Contributions that, as of the Distribution Date, have been made on the Participant’s behalf during the calendar year or (B) the Excess Deferrals determined for the Participant for the calendar year pursuant to Subsection (a) above, less any amount thereof already distributed to the Participant as of the Distribution Date pursuant to Appendix A.1(b)(iv) of this Plan.
(ii)    The term “Distribution Date” shall mean, with respect to a calendar year, a date during the calendar year as selected by the Plan Administrator or a date after the last day of the calendar year but before April fifteenth (15th) of the next succeeding calendar year as selected by the Plan Administrator.

ARTICLE IV
ALLOCATIONS AND ACCOUNTS
4.1    Allocation of Unilateral Employer Contributions and Forfeitures.
(a)    Contribution Received. As soon as administratively possible after the Trustee’s receipt of an amount paid by a Contributing Employer for a Valuation Period pursuant to Section 3.1 of this Plan, in order to allocate the Unilateral Employer Contributions that are required to be made pursuant to Section 3.1 for the Valuation Period, the Trustee shall credit, as of the Valuation Date upon which such Valuation Period ends, such portion of the Allocable Unilateral Amount as equals each such Unilateral Employer Contribution to the Employer Contributions Subaccount of the respective Eligible Participant; where, for purposes of this Subsection, the term “Allocable Unilateral Amount” shall mean the amount so received by the Trustee plus, if the Valuation Date is a Forfeiture Allocation Date, the applicable amount (if any) in the Forfeitures Account as of such Valuation Date.
(b)    No Contribution to be Received. As soon as administratively possible after each Valuation Date that is a Forfeiture Allocation Date, if no amount shall be forthcoming from the Contributing Employer for the Valuation Period ending on such Valuation Date pursuant to Section 3.1 of this Plan because the Unilateral Employer Contributions that are required to be made pursuant to Section 3.1 for such Valuation Period shall be paid entirely from the Forfeitures Account, in order to allocate such Unilateral Employer Contributions, the Trustee shall credit, as of the Valuation Date, an amount from the Forfeitures Account equal to each such Unilateral Employer Contribution to the Employer Contributions Subaccount of the respective Eligible Participant.
4.2    Allocation of Discretionary Employer Contributions and Forfeitures.
(a)    Contribution Received. As soon as administratively possible after the Trustee’s receipt of any amount paid by a Contributing Employer for a Plan Year pursuant to Section 3.2 of this Plan, in order to allocate the Contributing Employer’s Discretionary Employer Contribution for such Plan Year, the Trustee shall allocate the Allocable Discretionary Amount among the Employer Contributions Subaccounts of the individuals who were Eligible Participants of the Contributing Employer on the last day of such Plan Year and had Excess Compensation for the Plan Year by crediting to each such Subaccount an amount that bears the same ratio to the Allocable Discretionary Amount as the Excess Compensation of the respective Eligible Participant for the Plan Year to which such Discretionary Employer Contribution relates bears to the aggregate Excess Compensation of all such Eligible Participants for such Plan Year; where, for purposes of this Subsection, the term “Allocable Discretionary Amount” shall mean the amount so received by the Trustee plus the applicable amount (if any) in the Forfeitures Account as of the last day of such Plan Year after any amounts thereof were allocated pursuant to Section 4.4 of this Plan.
(b)    No Contribution to be Received. As soon as administratively possible after the last day of each Plan Year, if the Discretionary Percentage for the Plan Year shall exceed zero percent (0%) for a Contributing Employer but no amount shall be forthcoming from the Contributing Employer for the Plan Year pursuant to Section 3.2 of this Plan because the Contributing Employer’s Discretionary Employer Contribution for such Plan Year shall be paid entirely from the Forfeitures Account, in order to allocate such Discretionary Employer Contribution, the Trustee shall allocate the Allocable Discretionary Amount among the Employer Contributions Subaccounts of the individuals who were Eligible Participants of the Contributing Employer on the last day of such Plan Year in the manner provided in Subsection

(a) above; where, for purposes of this Subsection, the term “Allocable Discretionary Amount” shall mean all or such portion of the applicable amount in the Forfeitures Account as of the last day of such Plan Year, after any amounts thereof were allocated pursuant to Section 4.4 of this Plan, as equals the product of the Discretionary Percentage and the aggregate Excess Compensation of such Eligible Participants for such Plan Year.
4.3    Allocation of Salary Deferral Contributions. As soon as administratively possible after the Trustee’s receipt of a Salary Deferral Contribution made on behalf of a Participant pursuant to Section 3.3 of this Plan, the Trustee shall allocate the Salary Deferral Contribution to the Participant by crediting the amount thereof to his or her Salary Deferral Contributions Subaccount; provided, however, that the Trustee shall not accept payment of a Salary Deferral Contribution that the Trustee receives later than the last day of the Plan Year following the Plan Year to which such Salary Deferral Contribution relates.
4.4    Allocation of Safe Harbor Matching Contributions and Forfeitures.
(a)    Contribution Received. As soon as administratively possible after the Trustee’s receipt of an amount paid by a Contributing Employer for a Valuation Period pursuant to Section 3.4 of this Plan, in order to allocate Safe Harbor Matching Contributions for the Valuation Period, the Trustee shall credit such portion of the Allocable Safe Harbor Matching Amount as equals each Safe Harbor Matching Contribution that was required to be made on behalf of an Eligible Participant pursuant to Section 3.4 to his or her Safe Harbor Matching Contributions Subaccount; where, for purposes of this Subsection, the term “Allocable Safe Harbor Matching Amount” shall mean the amount so received by the Trustee plus, if the Valuation Date upon which such Valuation Period ends is a Forfeiture Allocation Date, the applicable amount (if any) in the Forfeitures Account as of such Valuation Date after any amounts thereof were allocated pursuant to Section 4.1 of this Plan; provided, however, that the Trustee shall not accept payment of any amount to be credited as Safe Harbor Matching Contributions that the Trustee receives later than the last day of the Plan Year following the Plan Year to which such Safe Harbor Matching Contributions relate.
(b)    No Contribution to be Received. As soon as administratively possible after each Valuation Date that is a Forfeiture Allocation Date, if no amount shall be forthcoming from the Contributing Employer for the Valuation Period ending on such Valuation Date pursuant to Section 3.4 of this Plan because the Safe Harbor Matching Contributions that are required to be made pursuant to Section 3.4 for the Valuation Period shall be paid entirely from the Forfeitures Account, in order to allocate such Safe Harbor Matching Contributions, the Trustee shall credit an amount from the Forfeitures Account equal to each such Safe Harbor Matching Contribution to the Safe Harbor Matching Contributions Subaccount of the respective Eligible Participant.
4.5    Additional Employer Contributions. The Trustee shall allocate any contribution made by an Employer pursuant to Section 3.5 of this Plan as directed by the Plan Administrator as soon as administratively possible after the Trustee’s receipt thereof.
4.6    Allocation of Transferred Contributions. The Trustee shall allocate any Transferred Contribution made by or on behalf of a Participant to his or her Transferred Contributions Subaccount as soon as administratively possible after the Trustee’s receipt thereof.
4.7    Allocation of Forfeitures. Notwithstanding any provision of this Plan to the contrary, Forfeitures shall be allocated as of a Forfeiture Allocation Date as provided below and in any order of priority as determined by the Plan Administrator in its sole discretion:
(a)     to reestablish Participants’ Accounts pursuant to Section 5.4 of this Plan;

(b)     to Eligible Participants’ Accounts as Safe Harbor Matching Contributions pursuant to Section 4.4 of this Plan;
(c)     if applicable for a Plan Year, to Eligible Participants’ Accounts as Unilateral Employer Contributions pursuant to Section 4.1 of this Plan;
(d)     if applicable for a Plan Year, to Eligible Participants’ Accounts as Discretionary Employer Contributions pursuant to Section 4.2 of this Plan;
(e)     if applicable, to pay Top-heavy Contributions pursuant to Section 10.4 of this Plan; and
(f)     to pay the reasonable administrative expenses of the Plan pursuant to Section 4.10 of this Plan.
4.8    Code Section 415 Requirements.
(a)    Limitations. Notwithstanding any other provision of this Plan, with respect to each Participant for a Plan Year, the Participant’s Annual Addition for the Plan Year shall not exceed the lesser of:
(i)    One hundred percent (100%) of the Participant’s Compensation for the Plan Year; or
(ii)    Sixty-six thousand dollars ($66,000), as may be adjusted under Code Section 415(d).
(b)    Excess Annual Additions. As soon as possible after the last day of each Plan Year, the Plan Administrator shall determine whether, due to a fact or circumstance described in regulations or any other Department of Treasury pronouncement under Code Section 415, reduction of any Participant’s Annual Addition is required in order to comply with the limitations in Subsection (a) above. To the extent that any reduction of a Participant’s Annual Addition is required, the provisions of EPCRS shall be the exclusive method of correcting excess annual additions.
(c)    Definition. For purposes of this Section, the term “Employer” shall include, for purposes of determining an individual’s Compensation and all other purposes, all other employers required to be aggregated with the Employer under Code Sections 414(b) and 414(c), as applied in accordance with Code Section 415(h), and Code Sections 414(m) and 414(o).
(d)    Incorporation by Reference. Notwithstanding any provisions of this Plan to the contrary, benefits payable under this Plan shall not exceed the limits of Code Section 415 and the final Treasury regulations promulgated thereunder, the terms of which are hereby incorporated by reference; provided, however, that any specific Plan provisions and elections with respect to any provision of Code Section 415 as set forth herein that vary from any default rules under the final Treasury regulations under Code Section 415 shall be applied in addition to the generally incorporated Section 415 limitations.
4.9    Investment of Accounts. The Account of each Participant shall be separately invested subject to Subsections (a) through (e) below:
(a)    Participant-directed Accounts. A Participant may direct the Trustee to invest all or any portion of the Participant’s Account in such investment(s) as the Plan

Administrator shall designate from time to time, and a Beneficiary of a deceased Participant may direct the Trustee to invest all or any portion of the Participant’s Account, or such part thereof to which the Beneficiary shall be entitled, in such investment(s) as the Plan Administrator shall designate from time to time.
A Participant may make his or her initial election to direct the investment of his or her Account by properly completing an investment option election and filing it with the Trustee, and, if a Participant who has died did not make an initial election to direct the investment of his or her Account, a Beneficiary of the deceased Participant may make such an initial election to direct the investment of the Participant’s Account, or such part thereof to which the Beneficiary shall be entitled, by properly completing an investment option election and filing it with the Trustee. To the extent that a Participant was an active participant in the Prior Plan immediately before the Effective Date, and became a Participant in the Plan as of the Effective Date as a result of the spin-off from the Prior Plan, the investment directions for contributions in effect under the Prior Plan immediately before Effective Date shall be the Participant’s investment direction for contributions under this Plan until otherwise changed in accordance with this Section 4.9; provided that any investment option under the Prior Plan that is not offered under this Plan as of the Effective Date will be replaced by an investment option determined by the Plan Administrator.
If an initial investment option election has been filed with respect to a Participant’s Account, the Participant or a Beneficiary of the deceased Participant may elect to change the investment election with respect to the investment of future amounts credited to the Account and/or with respect to the investment of all or a designated portion of the current balance of the Account, or part thereof to which the Beneficiary shall be entitled, as applicable, by so designating on a new investment option election and filing the election with the Trustee or, in accordance with procedures adopted by the Plan Administrator, by so notifying the Trustee in any manner acceptable to the Trustee. Except as otherwise provided by the Plan Administrator or the Trustee with respect to one (1) or more investment options, any investment election made pursuant to this Subsection by a Participant or a Beneficiary of a deceased Participant shall be effective as soon as administratively possible after the date that the Participant or Beneficiary files the investment option election with the Trustee or otherwise notifies the Trustee of his or her election in accordance with this Subsection, and such election shall continue in effect until the effective date of a subsequent investment election properly made.
The Plan Administrator shall adopt and may amend procedures to be followed by Participants and Beneficiaries of deceased Participants in electing to direct investments pursuant to this Subsection. In establishing any such procedures, the Plan Administrator may, among other actions, format investment option forms and establish deadlines for elections.
(b)    Nondirected Accounts. The Plan Administrator shall from time to time designate the fund in which shall be invested any Account (or portion of an Account) for which an investment option election has not been made pursuant to Subsection (a) above.
(c)    Earnings or Losses. The earnings or losses attributable to the assets in each of a Participant’s Subaccounts shall be credited to or deducted from, as applicable, the respective Subaccounts at intervals during the Plan Year as shall be consistent with the investment of the Account pursuant to this Section.
(d)    Employer Stock. The Plan Administrator shall designate an investment fund which shall invest exclusively in common stock of the Plan Sponsor, which shall be “qualifying employer securities” within the meaning of ERISA Section 407(d)(5), and such cash or cash equivalent as is necessary to provide adequate liquidity to comply with Participant and Beneficiary investment directions. The purpose of including such an investment within the Plan is to offer each Participant or Beneficiary the opportunity to utilize common stock of the Plan Sponsor to build a diversified investment portfolio consistent with such Participant or Beneficiary’s own individual risk tolerances and to permit Participants and Beneficiaries to take advantage of the favorable taxation of lump-sum distributions in the form of shares of appreciated stock.
(e)    Danaher Stock Fund. The Plan Sponsor intends, as a matter of Plan design, that the Danaher stock fund remain an investment fund under the Plan until otherwise determined by the Plan Sponsor. The Plan Sponsor further intends that the Danaher stock fund shall at all times be invested exclusively in Danaher stock and such cash or cash equivalent as is necessary to provide adequate liquidity to comply with Participant and Beneficiary investment directions.
        (i)    Establishment. The Danaher stock fund will be established effective as of the date the Trust receives shares of Danaher stock from the Prior Plan. The Plan Administrator may appoint an independent fiduciary who, if appointed, shall be responsible, if at all, for managing and controlling such investment fund effective until the date of liquidation as may be determined by the Plan Sponsor and the independent fiduciary.
        (ii)    Fund Investments. The Danaher stock fund shall be invested exclusively in Danaher stock, except for such amount that shall be invested in cash or cash equivalents as is necessary to satisfy the estimated liquidity needs of the Danaher stock fund resulting from investment exchanges, withdrawals, distributions and loans pursuant to the terms of the Plan. The cash component of the Danaher stock fund shall be invested in cash and cash equivalent instruments, including bank deposits and highly rated short-term and liquid investments such as money market instruments, as determined by the Trustee. Danaher stock and the cash component of the Danaher stock fund may be held by the Trustee at its direction in either its name as Trustee or in the name of one or more nominees including a directed Trustee.
        (iii)    Fund Contributions. No contributions, loan repayments, investment exchanges or other amounts shall be invested in the Danaher stock fund (including any dividends paid with respect to Danaher stock). Dividends paid with respect to Danaher stock shall be invested in accordance with a Participant’s current investment elections. No election shall be permitted with respect to dividends on Danaher stock for the direct payment in cash in lieu of being invested as part of the Participant’s Account.
(iv)    Fund Exchanges and Distributions. Amounts held in the Danaher stock fund shall continue to be so invested until such time as the Participant or Beneficiary makes an investment exchange or such amounts are distributed, withdrawn, borrowed or forfeited in accordance with the terms of the Plan. Consistent with the foregoing, for purposes of making withdrawals, distributions and loans under any provision of the Plan which provides for a pro rata liquidation of investment funds in connection with such transaction, the Danaher stock fund shall be liquidated along with such other investments based on the same pro rata methodology.
        (v)    Sale of Danaher Stock. Any sales or purchases of Danaher stock that may be required for purposes of the Plan shall be transacted solely on the open market and not with the Plan Sponsor.
        (vi)    Valuation of Danaher Stock. The crediting and valuation rules set forth in the Plan will apply to the Danaher stock fund in the same manner that they apply to other investment funds in the Plan. Consistent with the foregoing, the net asset value of the Danaher stock fund shall take into account its holdings in Danaher stock and the portion of the Danaher stock fund invested in the cash component as described in Paragraph (e)(ii) above (net of applicable expenses) and, or including, any receivables, payables and other appropriate adjustments.
4.10    Determination and Allocation of Expenses. The Plan Administrator shall determine which expenses (if any) reasonably incurred in the operation and administration of this Plan shall be paid by the Trustee from assets of the Trust Fund accrued either by debiting the Forfeitures Account by a specified dollar amount or by debiting each Participant’s Account by a specified administrative fee, and the Plan Administrator shall instruct the Trustee accordingly; provided, however, that the Plan Administrator may require, on a uniform and nondiscriminatory basis, that the Trustee charge against a Participant’s Account any expenses properly applicable to specific transactions involving the Participant’s Account, including, but not limited to, (i) a loan to the Participant pursuant to Section 6.13 of this Plan and (ii) the Plan Administrator’s (or its delegate’s) review of any draft or final qualified domestic relations order that purports to affect a Participant’s Account pursuant to Section 11.3(b) of this Plan. The Plan Sponsor may, but is not required to, pay or advance expenses of the Plan and may seek reimbursement from the Plan for expenses paid or advanced.
4.11    Corrections. Notwithstanding any other provision of this Plan, in the event that the Plan Administrator determines, in its sole discretion, that there has been an incorrect credit to or debit from an Account, the Plan Administrator shall take any such actions as it may deem, in its sole discretion, to be necessary or desirable to correct such prior incorrect credit or debit.
4.12    Determination of Value of Accounts. The fair market value of each Account shall be determined as of any date of valuation as follows:
(a)    The fair market value of the Account (if any) as of the last preceding date of valuation; plus
(b)    Any amount of Unilateral Employer Contributions credited to the Account pursuant to Section 4.1 of this Plan since the last preceding Valuation Date after any forfeiture thereof pursuant to Section 4.8(b) or Section 5.4 of this Plan; plus
(c)    Any amount of a Discretionary Employer Contribution credited to the Account pursuant to Section 4.2 of this Plan since the last preceding date of valuation after any forfeiture thereof pursuant to Section 4.8(b) or Section 5.4 of this Plan; plus
(d)    Any Salary Deferral Contributions credited to the Account pursuant to Section 4.3 of this Plan since the last preceding date of valuation after any distribution thereof pursuant to Section 3.10(b), Section 4.8(b), or Appendix A of this Plan; plus
(e)    Any Safe Harbor Matching Contributions credited to the Account pursuant to Section 4.4 of this Plan since the last preceding date of valuation after any forfeiture thereof pursuant to Section 3.10(c), Section 4.8(b), or Appendix A of this Plan; plus
(f)    Any other contribution amounts credited to the Account pursuant to Section 4.5 of this Plan since the last preceding date of valuation; plus
(g)    Any Transferred Contributions credited to the Account pursuant to Section 4.6 of this Plan since the last preceding date of valuation; plus
(h)    Any earnings on assets in the Account credited thereto pursuant to Section 4.9(c) of this Plan since the last preceding date of valuation; plus

(i)    Any amounts credited to the Account as a result of a merger of another plan with this Plan, or a transfer of assets and liabilities from another plan to this Plan, since the last preceding date of valuation; less
(j)    Any losses on assets in the Account deducted therefrom pursuant to Section 4.9(c) of this Plan since the last preceding date of valuation; less
(k)    Any expenses attributable to assets in the Account deducted therefrom pursuant to Section 4.10 of this Plan since the last preceding date of valuation; less
(l)    Any amounts deducted from the Account pursuant to Section 4.11 of this Plan since the last preceding date of valuation; less
(m)    Any cash amounts and the fair market value of any property distributed or transferred to or on behalf of the respective Participant from the Account since the last preceding date of valuation.
4.13    Value Determinations. The Trustee and the Plan Administrator shall exercise their best judgment in determining any issue of value. All such determinations of value shall be binding upon all Participants and their Beneficiaries.
4.14    Revenue Sharing Payments. Notwithstanding any provision herein to the contrary, to the extent that the Plan receives revenue sharing payments of any kind in connection with Plan investments and/or recordkeeping arrangements, including, but not limited to, amounts credited to the “Revenue Credit Account,” the Plan Administrator is authorized to (i) use revenue sharing payments for the payment of Plan expenses as described in Section 4.10 and for any other purposes as the Plan Administrator may determine, or (ii) allocate some or all of the revenue sharing among Participant Accounts on such basis as the Plan Administrator may determine; provided, however, that any such use or allocation purposes shall be consistent with and in compliance with applicable law.

ARTICLE V
VESTING AND FORFEITURES
5.1    Amounts Subject to Vesting.
(a)    Vesting Schedules – Employer Contributions Subaccounts, Matching Contributions Subaccounts, and Prior Employer Matching & RAP Contributions Subaccounts. A Participant’s Employer Contributions Subaccount (if any), Matching Contributions Subaccount (if any), and a Participant’s Prior Employer Matching & RAP Contributions Subaccount (if any) shall become nonforfeitable in accordance with the following:

Years of Service	Nonforfeitable Percentage
Less than 3	0%
3 or more	100%

(b)    Normal Retirement Date. Notwithstanding Subsection (a) above, a Participant’s Account shall become nonforfeitable on the Participant’s Normal Retirement Date.
(c)    Disability or Death. Notwithstanding Subsection (a) above, a Participant’s Account shall become nonforfeitable on the date (if any) that the Participant incurs a Disability or dies while he or she is an Employee. Notwithstanding the foregoing, for purposes of this Section 5.1(c), in the case of a Participant who dies while performing qualified military service as defined in Code Section 414(u), the Participant shall be deemed to have become an Employee again on the day preceding his date of death.
(d)    Termination or Partial Termination of the Plan. Notwithstanding Subsection (a) above, a Participant’s Account shall become nonforfeitable upon the termination of this Plan, a partial termination of this Plan, or any discontinuance of Employer Contributions and Prior Matching Contributions under the Plan by the Participant’s Employer, provided that the Participant is affected thereby.
(e)    Certain Employment Losses. Notwithstanding Subsection (a) above, a Participant’s Account shall become nonforfeitable on the date (if any) that the Participant experiences an employment loss with his or her Employer that is a direct consequence of (i) a permanent closing of the Participant’s site of employment, (ii) a mass layoff by the Participant’s Employer or a shutdown of a department, operation, or facility by the Participant’s Employer, under which circumstances severance benefits are paid to employees of the Participant’s Employer, or (iii) a substantial change in the ownership of the Participant’s Employer or such Employer’s assets. For purposes of this Subsection (e), the term “employment loss” shall mean an employment termination, other than a discharge for cause, voluntary termination, or retirement.
(f)    Special Vesting for Prior Plan Participants. With respect to amounts spun-off from the Prior Plan as of the Effective Date, including any amounts for Collectively

Bargained Employees, such amounts will remain vested and/or subject to the same vesting schedule as under the Prior Plan.
5.2    100% Nonforfeitable Amounts. With respect to a Participant, the Participant’s Salary Deferral Contributions Subaccount, the Participant’s Safe Harbor Matching Contributions Subaccount (except as required by Appendix A), the Participant’s Employee Contributions Subaccount, the Participant’s Roth 401(k) Contributions Subaccount, the Participant’s Roth Rollover Contributions Subaccount, the Participant’s Roth In-Plan Conversion Subaccount, and the Participant’s Transferred Contributions Subaccount shall be at all times nonforfeitable.
5.3    Vesting Schedule Provisions.
(a)    Years of Service. For purposes of the vesting schedule in Section 5.1(a) of this Plan, if a Participant or a former Participant incurs a period of one (1) or more consecutive One-year Breaks in Service and then becomes an Employee again, the following rules shall apply in counting his or her Years of Service:
(i)    If the individual has not incurred a period of five (5) or more consecutive One-year Breaks in Service or his or her nonforfeitable percentage determined pursuant to Section 5.1(a) was one hundred percent (100%) as of the beginning of such period of One-year Breaks in Service, Years of Service that he or she completed before such period shall be counted for purposes of Section 5.1(a).
(ii)    If the individual has incurred a period of five (5) or more consecutive One-year Breaks in Service and his or her nonforfeitable percentage determined pursuant to Section 5.1(a) was zero percent (0%) as of the beginning of such period of One-year Breaks in Service, Years of Service that he or she completed before such period shall be disregarded for purposes of Section 5.1(a).
(b)    Election of Previous Vesting Schedule. Upon any amendment to the vesting schedule in effect under Section 5.1(a) of this Plan that adversely affects a Participant who has completed at least three (3) Years of Service, the Participant may elect to have the nonforfeitable percentage of his or her Employer Contributions Subaccount, his or her Matching Contributions Subaccount, and his or her Prior Employer Matching & RAP Contributions Subaccount determined without regard to such amendment by notifying the Plan Administrator in writing during the period beginning on the date that such amendment was adopted and ending on the date sixty (60) days after the latest of the following dates:
(i)    The date that the amendment was adopted;
(ii)    The date that the amendment became effective; or
(iii)    The date that the Participant was notified in writing of the amendment.
5.4    Forfeitures and Restoration of Accounts. As of the date that a Participant’s Employment terminates, any amount in his or her Account that shall not be included in his or her Nonforfeitable Account shall become a Forfeiture and shall be credited to the Forfeitures Account. Furthermore, the Participant shall be deemed to have received a zero dollars ($0) distribution of the amount of his or her Account in excess of his or her Nonforfeitable Account.
In the event that a Participant or former Participant who has had a Forfeiture from his or her Account pursuant to this Section again becomes an Employee:

(a)    If the individual has not incurred a period of five (5) or more consecutive One-year Breaks in Service and the Participant has not received a distribution of his or her Nonforfeitable Account, his or her Account shall be reestablished to include the amount of such Forfeiture (allocated among the appropriate Subaccounts thereof) as of the date that he or she becomes an Employee again.
(b)    If the individual has not incurred a period of five (5) or more consecutive One-year Breaks in Service and the Participant has received a distribution of his or her Nonforfeitable Account, his or her Employer Contributions Subaccount, Matching Contributions Subaccount, and his or her Prior Employer Matching & RAP Contributions Subaccount shall be reestablished to include the amount of such forfeitures as of the date that he or she becomes an Employee again.
(c)    If the individual has incurred a period of five (5) or more consecutive One-year Breaks in Service, the individual’s Account shall not, upon any reestablishment thereof, include the amount of such Forfeiture.

ARTICLE VI
PAYMENT OF BENEFITS
6.1    Termination of Employment. Subject to this Article, a Participant shall be entitled to receive payment of his or her Nonforfeitable Account at any time as shall be administratively feasible after the earlier of (a) the date of the Participant’s termination of Employment or (b) the date of the Participant’s “severance from employment” within the meaning of Code Section 401(k)(2)(B)(i) and the Treasury regulations and guidance issued thereunder. Notwithstanding the foregoing, a Participant shall be deemed to have a “severance from employment” when the Participant has performed qualified military service in accordance with Code Section 414(u) for a period of more than thirty (30) days solely for purposes of entitlement to payment of his or her Salary Deferral Contributions Subaccount (if any) and, solely for Collectively Bargained Employees who are Eligible Participants, of his or her Employee Contributions Subaccount (if any).
6.2    Death. Subject to this Article, if a Participant dies before the Participant has received any or all of his or her Nonforfeitable Account, each of the Participant’s one (1) or more Beneficiaries shall be entitled to receive the Beneficiary’s share of the Nonforfeitable Account at any time as shall be administratively feasible after the Participant’s death.
6.3    Form and Timing of Distribution. Subject to this Article, a Participant or a Beneficiary of a deceased Participant who is entitled to receive all or a portion, as applicable, of the Participant’s Nonforfeitable Account pursuant to Section 6.1 or 6.2 of this Plan, respectively, shall receive payment of such amount as provided in Subsection (a) or (b) below, as applicable:
(a)    Elective Distribution. If the Participant’s Nonforfeitable Account exceeds the Dollar Limit, benefits shall be paid in accordance with Paragraphs (i) through (iv) below:
(i)    Participant’s Election. A Participant who is entitled to payment of his or her Account may select a manner for distribution from the alternatives specified below and may select a Benefit Commencement Date, which shall not be earlier than the earliest of (a) the date of the Participant’s termination of Employment or (b) the date of the Participant’s “severance from Employment” within the meaning of Code Section 401(k)(2)(B)(i) and the Treasury regulations and guidance issued thereunder:
(A)    A single lump-sum payment; or
(B)    A series of monthly, quarterly, or annual payments of cash in a fixed amount determined by the Participant; or
(C)    A series of substantially equal monthly, quarterly, or annual period payments of cash for a specified number of years not in excess of fifteen (15) years; or
(D)    A series of monthly, quarterly, or annual payments of cash in an increasing percentage of the Participant’s Account balance, calculated based on the Participant’s age using the life expectancy tables in Treasury Regulations section 1.401(a)(9)-(9); or
(E)    A series of monthly, quarterly, or annual payments of cash in a fixed percentage of the Participant’s Account balance, determined by the Participant.

(ii)    Beneficiary’s Election. A Beneficiary who is entitled to payment of all or a portion of the Participant’s Account shall receive a single lump-sum payment and may select a Benefit Commencement Date, which shall not be earlier than the date of the Participant’s death and subject to the provisions of Sections 6.14 and 6.15.
(iii)    Explanation of Forms of Payment. Within a reasonable period of time before the Account of a Participant is distributed, the Plan Administrator shall, pursuant to the applicable notice and timing requirements of Code Section 411(a), furnish to the Participant or Beneficiary, in writing, a general, nontechnical description of the forms of payment available and, if the amount to be distributed exceeds the Distribution Limit, notice that distribution may be deferred until the date the distribution is required to be paid pursuant to Sections 6.14 and 6.15.
(iv)    Modification of Election of Form of Payment. A Participant who has elected pursuant to Paragraph (i) above to receive his or her Account in the form of periodic installments may elect, at any time after payment of installments has commenced, to make certain changes with respect to such installments subject to the following conditions:
(A)    With respect to an election under Paragraph (i)(B) above, the Participant may elect (1) to change the frequency of payments and the amount originally specified and (2) to receive his or her remaining Account balance as a single lump-sum payment.
(B)    With respect to an election under Paragraph (i)(C) above, the Participant may elect (1) to change the frequency of payments and the term of years originally specified and (2) to receive his or her remaining Account balance as a single lump-sum payment.
(C)    With respect to an election under Paragraph (i)(D) above, the Participant may elect (1) to change the frequency of payments originally specified and (2) to receive his or her remaining Account balance as a single lump-sum payment.
(D)    With respect to an election under Paragraph (i)(E) above, the Participant may elect (1) to change the frequency of payments and the percentage originally specified and (2) to receive his or her remaining Account balance as a single lump-sum payment.
(E)    The Participant’s Account may be charged with the reasonable expenses (if any) of complying with any such modification elected by the Participant.
(F)    If distribution to a Participant of his Account has begun in the form of installment payments under Paragraph (i)(B), (i)(C), (i)(D), or (i)(E) above and the Participant dies before the entire amount of such Account has been distributed to him or her, the remaining balance of the Participant’s Account shall be paid to the Participant’s Beneficiary or Beneficiaries in a single lump-sum payment.
(b)    Involuntary Distribution. If the Participant’s Nonforfeitable Account does not exceed the Dollar Limit, Paragraph (i) or (ii) below, as appropriate, shall apply:
(i)    Participant. The Participant’s Benefit Commencement Date as of which the Participant shall receive his or her lump-sum distribution shall be the earliest date administratively feasible coincident with or following after the earlier of (a) the date of the Participant’s termination of Employment or (b) the date of the Participant’s “severance from employment” within the meaning of Code Section 401(k)(2)(B)(i) and the Treasury regulations and guidance issued thereunder.

(ii)    Beneficiary. The Beneficiary’s Benefit Commencement Date as of which the Beneficiary shall receive his or her lump-sum distribution shall be the earliest date administratively feasible coincident with or following the date of the Participant’s death.
(c)    Calculation of Nonforfeitable Account. For purposes of this Section, a Participant’s Nonforfeitable Account shall be calculated as of the Benefit Commencement Date, excluding any amounts previously distributed from the Account; provided, however, that if a Participant has begun to receive distributions pursuant to a special form of benefit under this Article VI under which at least one scheduled periodic distribution has not yet been made, and if the present value of the Participant’s Nonforfeitable Account determined at the time of the first distribution under that special form of benefit, exceeded the Dollar Limit, then the Participant’s Nonforfeitable Account is deemed to continue to exceed the Dollar Limit and may not be distributed without the Participant’s consent.
(d)    Definition. For purposes of this Section, the term “Dollar Limit” shall mean five thousand dollars ($5,000).
(e)    Distribution In Kind.
(i)    Qualifying Employer Securities. With respect to any election of a lump-sum distribution pursuant to Subsection (a) of this Section, a Participant or Beneficiary may elect, in accordance with procedures established by the Plan Administrator, to receive all or a portion of the Participant’s Nonforfeitable Account that is invested in “qualifying employer securities” within the meaning of ERISA Section 407(d)(5), if any, in the form of (i) cash, (ii) shares of “qualifying employer securities,” or (iii) a combination of (i) and (ii). For purposes of this Section, shares of “qualifying employer securities” within the meaning of ERISA Section 407(d)(5) shall be valued for distribution purposes at the earlier of (1) the closing price on the trading day the Plan Administrator receives the Participant’s application for payment if the date of the Plan Administrator’s receipt is a trading day and the time of the Plan Administrator’s receipt is on or before 4:00 p.m. EST (or 4:00 p.m. EDT, as applicable) or (2) the closing price on the trading day next following the date the Plan Administrator receives the Participant’s application for payment, and the term “trading day” shall mean each day of a Plan Year on which the New York Stock Exchange is open for business.
For purposes of this Section 6.3(e)(i), on and after the first day on which the Plan Sponsor is no longer a member of the controlled group including Danaher Corporation, such “qualifying employer securities” shall also include the portion of the Participant’s Nonforfeitable Account that is invested in the Danaher stock fund and such shares of stock that qualify as “securities of the employer corporation” under Code Section 402(e).
(ii)    BrokerageLink. With respect to any election of a Direct Rollover pursuant to Section 6.5 of this Plan to an individual retirement account (as described in Code Section 408 or 408A) for which Fidelity Management Trust Company is the custodian (a “Fidelity IRA”), a Participant or Beneficiary may elect, in accordance with procedures established by the Plan Administrator, to transfer directly to a Fidelity IRA all or a portion of the Participant’s Nonforfeitable Account that is invested in the Fidelity BrokerageLink option under the Plan (if any) in the form of the securities in which that portion of the Participant’s Account is then invested.
(f)    Automatic Rollovers. With respect to a Participant, in the event of an involuntary distribution greater than one thousand dollars ($1,000) in accordance with the provisions of Section 6.3(b)(i) of this Plan, if the Participant shall not have elected (i) to have such distribution paid directly to an Eligible Retirement Plan (as defined in Section 6.5(d) of this Plan) specified by the Participant in a Direct Rollover (as defined in Section 6.5(d) of the Plan)

or (ii) to receive the distribution directly in accordance with Section 6.3(b)(i) of this Plan, then the Plan Administrator shall pay the distribution in a Direct Rollover (as defined in Section 6.5(d) of this Plan) to an individual retirement plan designated by the Plan Administrator. For purposes of determining whether an involuntary distribution shall be greater than one thousand dollars ($1,000), the portion of a Participant’s distribution attributable to any Transferred Contributions shall be included in such determination.
6.4    Special Annuity Forms of Distribution. Notwithstanding Section 6.3(a) of this Plan, but subject to Section 6.3(b) of this Plan, this Section shall apply with respect to the portion of a Participant’s Account that was part of a plan that merged into the Prior Plan, was subject to the qualified joint and survivor annuity requirements, and spun-off into the Plan.
(a)    Forms of Distribution for Participant. If the Participant is entitled to receive the nonforfeitable balance of the Participant’s Account pursuant to Section 6.1 of this Plan and the Participant survives to his or her Benefit Commencement Date, the following Paragraphs shall apply:
(i)    Required Form. Subject to Paragraph (ii) below, as of the Participant’s Benefit Commencement Date, a Participant described above shall receive his or her applicable Subaccount in the form of a Qualified Annuity.
(ii)    Optional Forms. Subject to Paragraphs (iv) and (v) below, a Participant described above may elect one (1) of the optional forms of payment described in Subparagraphs (A) and (B) below for payment of his or her applicable Subaccount (if any). The Participant shall receive such elected form (if any) as of the Participant’s Benefit Commencement Date in lieu of the Qualified Annuity that may otherwise be payable as of such date.
(A)    Annuity. The Participant may elect to receive a Joint and Survivor Annuity under which the percentage of the Participant’s monthly amount to be continued to the Participant’s spouse (if living at the Participant’s death) shall equal seventy-five percent (75%) or one hundred percent (100%), or the Participant may elect to receive another form of annuity, including, a Joint and Survivor Annuity under which the percentage of the Participant’s monthly amount to be continued to the Participant’s spouse (if living at the Participant’s death) shall equal sixty-six percent (66%), any such Joint and Survivor Annuity with a refund feature, a Life Annuity with a refund feature, or a Life Annuity with a period certain of five (5), ten (10), or fifteen (15) years.
(B)    Lump-sum Distribution. The Participant may elect to receive a lump-sum distribution.
(iii)    Explanation. Within a reasonable period of time before a Participant’s Benefit Commencement Date, which such period, in the case of a Participant who has not reached his or her Normal Retirement Date, shall be no less than thirty (30) days and no more than ninety (90) days before such date, the Plan Administrator shall furnish to the Participant a non-technical explanation of: (A) the terms and conditions of the Qualified Annuity; (B) the Participant’s right to waive the Qualified Annuity and to elect an optional form of payment described in Paragraph (ii) above; (C) the financial effect of any such waiver and election; (D) the spousal consent requirement described in Paragraph (iv) below, if applicable; (E) the fact (if applicable) that the Participant has the right to defer payment of the Qualified Annuity if he or she has not attained Normal Retirement Date; (F) the Participant’s right to revoke any such waiver and election; and (G) the financial effect of any such revocation. The Participant may make a written request for additional information, which the Plan Administrator shall furnish within ninety (90) days after its receipt of such request.

(iv)    Waiver. A Participant may elect to waive the Qualified Annuity and to receive instead an optional form of payment described in Paragraph (ii) above by filing with the Plan Administrator the appropriate forms provided by the Plan Administrator within the ninety (90) days ending on the Participant’s Benefit Commencement Date. If the Participant had requested additional information pursuant to Paragraph (iii) above, he or she shall have ninety (90) days beginning on the date that the Plan Administrator provides such information to waive the Qualified Annuity.
If a Participant has a spouse, the Participant’s waiver of the Qualified Annuity and election of an optional form of payment pursuant to Paragraph (ii) shall not be effective unless it contains or is accompanied by the written consent of the spouse, which acknowledges the effect of such waiver and election and is witnessed by a notary public or a representative of the Plan Administrator. Notwithstanding the preceding sentence, the consent of the Participant’s spouse shall not be required if the Plan Administrator is satisfied that such consent cannot be obtained because the spouse cannot be located or because of such other circumstances as may be specified in regulations promulgated by the Secretary of the Treasury.
(v)    Revocation of Waiver. A Participant who has elected to waive the Qualified Annuity may revoke the waiver by filing a written revocation with the Plan Administrator within the ninety (90) days ending on the Participant’s Benefit Commencement Date or such other ninety (90)-day election period as is applicable pursuant to Paragraph (iv) above.
(b)    Forms of Distribution for Surviving Spouse. In the event that the Participant dies before his or her Benefit Commencement Date, Paragraphs (i) through (v) below shall apply:
(i)    Required Form. Subject to Paragraph (ii) below, as of the Benefit Commencement Date selected by the Participant’s surviving spouse (if any), the spouse shall receive the Participant’s applicable Subaccount in the form of a Qualified Pre-retirement Survivor Annuity.
(ii)    Optional Forms. Subject to Paragraphs (iv) and (v) below, the spouse may elect one of the optional forms of payment described in Subparagraphs (A) and (B) below for payment of the Participant’s applicable Subaccount, and the spouse shall receive such elected form (if any) as of the spouse’s Benefit Commencement Date in lieu of the Qualified Pre-retirement Survivor Annuity that may otherwise be payable as of such date.
(A)    Lump-sum Distribution. The spouse may elect to receive a lump-sum distribution.
(B)    Life Annuity With Period Certain. The spouse may elect to receive a Life Annuity with a period certain of five (5), ten (10), or fifteen (15) years or payments in various amounts at various frequencies.
(iii)    Explanation. Within a reasonable period of time before the spouse’s Benefit Commencement Date, which such period, if such date precedes the date that would have been the Participant’s Normal Retirement Date, shall be no less than thirty (30) days and no more than ninety days (90) days before such Benefit Commencement Date, the Plan Administrator shall furnish to the spouse in writing a general, nontechnical description of the Qualified Pre-retirement Survivor Annuity and the optional forms of payment available to him or her, which shall include (A) an explanation of the relative financial effect of the Qualified Pre-retirement Survivor Annuity and the optional forms of payment; (B) the fact that the Qualified Pre-retirement Survivor Annuity shall be paid automatically unless it is waived; (C) the fact (if applicable) that the spouse has the right to defer distribution if the spouse’s Benefit Commencement Date precedes the date that would have been the Participant’s Normal Retirement Date; (D) the spouse’s right to waive the Qualified Pre-retirement Survivor Annuity and the effect of any such waiver; (E) the spouse’s right to revoke any such waiver and the effect of any such revocation; and (F) the spouse’s right to request in writing additional information. The spouse may make a written request for additional information, which the Plan Administrator shall furnish within ninety (90) days after its receipt of such request.
(iv)    Waiver. Subject to Paragraph (v) below, a spouse may waive the Qualified Pre-retirement Survivor Annuity by filing a written waiver with the Plan Administrator within the ninety (90)-day period ending on the spouse’s Benefit Commencement Date. If the spouse had requested additional information pursuant to Paragraph (iii) above, he or she shall have ninety (90) days beginning on the date the Plan Administrator provides such information to waive the Qualified Pre-retirement Survivor Annuity.
(v)    Revocation of Waiver. A spouse who has elected to waive the Qualified Pre-retirement Survivor Annuity may revoke the waiver by filing a written revocation with the Plan Administrator within the ninety (90)-day period ending on the spouse’s Benefit Commencement Date or such later ninety (90)-day period as may be applicable pursuant to Paragraph (iv) above.
(c)    Annuity Contracts. To provide for any annuity that shall be payable pursuant to Subsection (a) or (b) above to a Participant or the surviving spouse of a deceased Participant, the Plan Administrator shall direct the Trustee to purchase from an insurance or similar company an annuity contract that complies with the requirements of Subsection (a) or (b), as applicable, and thereupon to distribute such contract to the Participant or spouse. Any such annuity contract purchased and distributed must be nontransferable.
6.5    Direct Rollovers.
(a)    Applicability of Section. Notwithstanding any other provision of this Plan, this Section shall apply with respect to a Participant or the Beneficiary of a deceased Participant who has elected, or shall be required to receive, a lump-sum distribution or series of installment distributions over a period of less than ten years other than a hardship distribution pursuant to Section 6.8 or a required distribution pursuant to Section 6.15(b).
(b)    Election of Direct Rollover. A Participant or Beneficiary described in Subsection (a) above may elect, at the time and in the manner prescribed by the Plan Administrator, to have a Direct Rollover made to an Eligible Retirement Plan, where the Direct Rollover shall consist of such lump-sum distribution and/or one or more such installment distributions or any portion of either or both equaling at least five hundred dollars ($500), to the extent that such distribution(s) or portion(s) thereof shall otherwise be includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and such distribution(s) or portion(s) thereof as are included in the Direct Rollover shall not be paid to the Participant or Beneficiary.
(c)    Explanation. In accordance with the applicable notice and timing requirements of Code Section 411(a)(11), the Plan Administrator shall furnish to a Participant or a Beneficiary described in Subsection (a) above a nontechnical explanation of the Direct Rollover option provided for in Subsection (b) above prior to the date that a distribution eligible for a Direct Rollover shall otherwise be made to the Participant or Beneficiary.
(d)    Definitions. For purposes of this Section, (i) the term “Direct Rollover” shall mean a direct trustee-to-trustee transfer described in Code Section 401(a)(31); and (ii) the term “Eligible Retirement Plan” shall mean (A) a qualified trust as defined in Code Section 401(a), (B) an annuity plan as described in Code Section 403(a), (C) an individual retirement account as described in Code Section 408(a), (D) an individual retirement annuity as described in Code Section 408(b) (other than an endowment contract), (E) an annuity contract described in Code Section 403(b), (F) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, and (G) a Roth IRA.
6.6    Beneficiaries. The Plan Administrator shall provide to each new Participant a form (in electronic or paper format as determined by the Plan Administrator) on which he or she may designate (a) one or more Beneficiaries who shall receive all or a portion of the Participant’s Account (if any) upon the Participant’s death, including any Beneficiary who shall receive any such amount only in the event of the death of another Beneficiary; and (b) the percentages to be paid to each such Beneficiary (if there is more than one). To the extent that a Participant was a participant in the Prior Plan immediately before the Effective Date, and became a Participant in the Plan as of the Effective Date as a result of the spin-off from the Prior Plan, the Beneficiary election in effect under the Prior Plan immediately before the Effective Date shall be the Participant’s Beneficiary election until otherwise changed in accordance with this Section 6.6. A Participant may change his or her Beneficiary designation from time to time by filing a new form with the Plan Administrator. No such Beneficiary designation shall be effective unless and until the Participant has properly filed the completed form with the Plan Administrator. A married Participant shall designate his or her spouse as his or her sole Beneficiary unless the Participant’s spouse consents to the designation of a Beneficiary other than the spouse in the manner described in Section 6.7 of this Plan.
If a deceased Participant is not survived by a designated Beneficiary or if no Beneficiary was effectively designated, upon the Participant’s death, the Participant’s Account (if any) shall be paid in a single lump-sum payment to the Participant’s spouse and, if there is no spouse, to the Participant’s estate. If a designated Beneficiary is living at the death of the Participant but dies before receiving the entire benefit to which the Beneficiary was entitled, the remaining portion of such benefit shall be paid in a single lump-sum payment to the estate of the deceased Beneficiary.
6.7    Spousal Consent. Spousal consent obtained for purposes of this Plan (a) shall be in writing; (b) shall designate a Beneficiary or Beneficiaries or a form of benefits that may not be changed without further spousal consent or shall expressly permit other designations by the Participant without further spousal consent; (c) shall acknowledge the effect of such consent; and (d) shall be witnessed by a notary public or a representative of the Plan Administrator. The Plan Administrator may waive the spousal consent requirement if the Plan Administrator is satisfied that such consent cannot be obtained because a Participant’s spouse cannot be located or because of such other circumstances as the Secretary of the Treasury by regulations may prescribe. The consent of a Participant’s spouse shall be binding only upon the spouse who granted such consent.
6.8    Hardship Distributions. The Plan Administrator may, but shall not be required to, establish procedures under which hardship distributions shall be made to an Employee from all or any portion of his or her Nonforfeitable Account, including his or her Safe Harbor Matching Contributions Subaccount, earnings on his or her Salary Deferral Contributions Subaccount, earnings on his or her Roth 401(k) Contributions Subaccount, and qualified non-elective contributions; provided, however, that an Employee who was a participant in the Chemtreat, Inc. 401(k) Profit Sharing Retirement Plan or the Chemtreat ESOP and who has a Prior Employer Contributions Subaccount with money purchase pension plan contributions previously made on his or her behalf under the Chemtreat ESOP may not elect to receive a hardship distribution of such portion of his or her Prior Employer Contributions Subaccount. Under any such hardship distribution procedures, a distribution to an Employee shall be considered a hardship distribution only if the distribution is made on account of the Employee’s immediate and heavy financial need, as described in Subsection (a) below, and the distribution is necessary to satisfy such need, as described in Subsection (b) below.
With respect to a Collectively Bargained Employee, only his or her Salary Deferral Contributions Subaccount will be eligible for a hardship distribution under this Section 6.8.
(a)    Immediate and Heavy Financial Need. A distribution shall be deemed to be made on account of an Employee’s immediate and heavy financial need if the distribution is made for one (1) or more of the following:
(i)    Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 10% of adjusted gross income) provided that, if the recipient of the medical care is not listed in Code Section 213(a), the recipient is a primary Beneficiary;
(ii)    Costs directly related to the purchase of a principal residence for the Employee (but excluding mortgage payments);
(iii)    Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Employee, or the Employee’s spouse, children, or dependents (as defined in Code Section 152 without regard to Code Section 152(b)(1), (b)(2), and (d)(1)(B)), or for a primary Beneficiary;
(iv)    Payments necessary to prevent the eviction of the Employee from the Employee’s principal residence or foreclosure on the mortgage on that residence;
(v)    Payments for burial or funeral expenses for the Employee’s deceased parent, spouse, children or dependents (as defined in Code Section 152 without regard to Code Section 152(d)(1)(B));
(vi)    Expenses for the repair of damage to the Employee’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to Code Section 165(h)(5) and whether the loss exceeds 10% of adjusted gross income); or
(vii)    Expenses and losses (including loss of income) incurred by the Employee on account of a disaster declared by the Federal Emergency Management Agency (FEMA) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Pub. L. 100-707; provided that the Employee’s principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster.
(b)    Distribution Necessary to Satisfy Need. A distribution shall be necessary to satisfy an Employee’s immediate and heavy financial need if each of the following requirements are satisfied:
(i)    The distribution does not exceed the amount required to meet the Employee’s immediate and heavy financial need, plus amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

(ii)    The Employee has obtained all other currently available distributions (including distribution of ESOP dividends under Code Section 404(k), but not hardship distributions), under the Plan and all other plans maintained by the Employer; and
(iii)    The Employee has provided to the Plan Administrator a representation in writing (including by use of an electronic medium) that he or she has insufficient cash or other liquid assets reasonably available to satisfy the financial need, and the Plan Administrator does not have actual knowledge that is contrary to such representation.
Any distribution elected pursuant to this Section shall be subject to the applicable notice and timing requirements of Code Section 411(a)(11), as described in Section 6.3(a) of this Plan.
The term “spouse” as used in this Section 6.8 shall be deemed to include any same-sex domestic partner of an Employee as determined under the Plan Sponsor’s Domestic Partner Policy as of the date of such hardship distribution.
6.9    In-service Distributions at Age 59½ . An Employee who has attained age fifty-nine and one-half (59½) may, at any time, elect to receive all or any portion of his or her Nonforfeitable Account; provided, however, an Employee who was a participant in the Chemtreat, Inc. 401(k) Profit Sharing Retirement Plan or the Chemtreat ESOP and who has a Prior Employer Contributions Subaccount with money purchase pension plan contributions previously made on his or her behalf under the Chemtreat ESOP, may not elect to receive a distribution of any portion of such Prior Employer Contributions Subaccount.
Notwithstanding the terms above, a Collectively Bargained Employee who has attained age fifty-nine and one-half (59½) shall not be able to receive in-service distributions under this Section 6.9.
6.10    In-service Distributions of Employee Contributions. An Employee may, at any time, elect to receive all or any portion of his or her Employee Contributions Subaccount (if any).
6.11    In-Service Distributions of Transferred Contributions and Certain Roth Rollover Contributions. An Employee may, at any time, elect to receive all or any portion of his or her Transferred Contributions Subaccount and Roth Rollover Contributions Subaccount, if any.
6.12    Grandfathered In-service Distributions.
(a)    Hach ESOP Participant. With respect to a Participant who was a participant in the Hach ESOP, if the Participant has attained age fifty-five (55) and has completed ten (10) years of service, the Participant may, at any time, elect to receive all or any portion of the nonforfeitable portion of his or her Prior Employer Contributions Subaccount.
(b)    Chemtreat Plan Participant. With respect to a Participant who was a participant in the Chemtreat, Inc. 401(k) Profit Sharing Retirement Plan or the Chemtreat ESOP, if the Participant has attained age fifty-five (55), the Participant may, at any time, elect to receive all or any portion of his or her Prior Employer Contributions Subaccount other than any money purchase pension plan contributions previously made on his or her behalf under the Chemtreat ESOP.
(c)    Esko Plan Participant. With respect to a Participant who was a participant in the Esko Plan, the Participant may, at any time, elect to receive all or any portion of his or her Roth Rollover Contributions Subaccount (if any).

(d)    Esko Plan Participant. With respect to a Participant who was a participant in the Esko Plan, if the Participant has attained age fifty-five (55), the Participant may, at any time, elect to receive all or any portion of his or her Prior Employer Contributions Subaccount (if any).
(e)    Collectively Bargained Employees. A Collectively Bargained Employee who has attained at least age seventy and one-half (70½) may elect at any time to receive all or any portion of his or her Nonforfeitable Account.
(f)    Prior Plan In-service Withdrawals. A Participant who was in the Prior Plan and whose account under the Prior Plan was spun-off into the Plan shall retain any in-service withdrawal rights with respect to the spun-off amounts included in his or her Account in the Plan.
Any distribution elected pursuant to this Section shall be subject to the applicable notice and timing requirements of Code Section 411(a)(11), as described in Section 6.3(a) of this Plan, and the requirements of Section 6.5 of the Plan.
6.13    Loans to Participants. The Plan Sponsor and the Trustee may agree to establish a Participant loan program subject to written loan procedures adopted by the Plan Administrator from time to time, which shall be considered to be part of this Plan. Any loan under such loan program shall be made only to a Participant who is an Employee of an Employer as of the origination date of the loan.
6.14    Limitations on Payment of Benefits. Notwithstanding any other provision of this Plan, the payment of any benefit to or on behalf of a Participant under this Plan shall be subject to the limitations provided in Subsections (a) through (c) below, as applicable:
(a)    Commencement of Benefits. Unless a later date is elected by the Participant, his or her Benefit Commencement Date shall not be later than sixty (60) days after the last day of the Plan Year in which occurs the latest of the dates described in Paragraphs (i), (ii), and (iii) below:
(i)    The Participant’s Normal Retirement Date;
(ii)    The tenth (10th) anniversary of the date that the Participant began participating in this Plan; where, if the Participant has incurred at least one (1) Period of Severance, the years of the Participant’s participation in this Plan prior to any such Period of Severance shall not be counted in determining when the Participant became a Participant if the number of years (and fractions thereof) of such Period of Severance equals or exceeds the greater of five (5) or the number of such years of the Participant’s participation; or
(iii)    The date that the Participant’s Employment terminates.
(b)    Incidental Death Benefits. The Participant shall not receive a benefit under which the present value of payments to be made to the Participant (based upon the life expectancy of the Participant determined under Treasury Regulation Section 1.72-9, Table I, and a five percent (5%) per annum interest) would be less than fifty-one percent (51%) of the value of the Participant’s Nonforfeitable Account.
(c)    Administrative Matters. The Plan Administrator may, in its discretion, delay the date for distribution of the benefit payable to or on behalf of a Participant to the extent necessary to determine the benefit properly, or, notwithstanding Sections 6.3, 6.4, and 7.1 of this

Plan, the Plan Administrator may, in its discretion, commence payment of the benefit payable to or on behalf of a Participant despite the fact that a timely claim therefor has not been filed.
6.15    Required Minimum Distributions.
(a)    General Rules.
(i)    Effective Date. Notwithstanding any other provision of this Plan, payment of any benefit to or on behalf of a Participant shall be subject to the calculations provided in Subsections (a) through (f), as applicable:
(ii)    Precedence. The requirements of this Section 6.15 will take precedence over any inconsistent provisions of the Plan. The Plan generally permits lump sum distributions only. Accordingly, the provisions of this Section 6.15, which provisions are drawn from the Model Amendment published by the Internal Revenue Service, that relate to payments over a period of time (i.e., life expectancy(ies)) shall not be the basis for permitting distributions to Participants (or beneficiaries of a deceased Participant) in any form other than a lump sum distribution. Whenever a Participant is required to receive a distribution under Code Section 401(a)(9), such distribution shall be in the form of a lump sum distribution.
(iii)    Requirements of Treasury Regulations Incorporated. All distributions required under this Section 6.15 will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).
(iv)    TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section 6.15, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (“TEFRA”) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.
(b)    Time and Manner of Distribution.
(i)    Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.
(ii)    Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:
(A)    If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, then, except as provided in Subsection (f) below, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.
(B)    If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then, except as provided in Subsection (f) below, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.
(C)    If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
(D)    If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Subsection (b)(ii), other than Subsection (b)(ii)(A), will apply as if the surviving spouse were the Participant.
For purposes of this Subsection (b)(ii) and Subsection (d), unless Subsection (b)(ii)(D) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Subsection (b)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subsection (b)(ii)(A).
(iii)    Forms of Distribution. Unless the Participant’s interest is distributed in the form of a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Subsections (c) and (d) of this Section 6.15.
(c)    Required Minimum Distributions During Participant’s Lifetime.
(i)    Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:
(A)    the quotient obtained by dividing the Participant’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401 (a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or
(B)    if the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the Distribution Calendar Year.
(ii)    Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Subsection (c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.
(d)    Required Minimum Distributions After Participant’s Death.
(i)    Death On or After Date Distributions Begin.
(A)    Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:
(I)    The Participant’s remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(II)    If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.
(III)    If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.
(B)    No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
(ii)    Death Before Date Distributions Begin.
(A)    Participant Survived by Designated Beneficiary. Except as provided in Subsection (f) below, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Subsection (d)(i) above.
(B)    No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
(C)    Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Subsection (b)(ii)(A) above, this Subsection (d)(ii) will apply as if the surviving spouse were the Participant.
(e)    Definitions.
(i)    Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-4, Q&A-1, of the Treasury regulations.
(ii)    Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the

Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Subsection (b)(ii). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.
(iii)    Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.
(iv)    Participant’s Account Balance. The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.
(v)    Required Beginning Date. The date specified in Section 1.73 of the Plan when distributions under Code Section 401(a)(9) are required to begin.
(f)    Election to Apply 5 Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Subsection (b)(ii) of this Section 6.15, but the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin this election will apply as if the surviving spouse were the Participant.
6.16    In-service Distributions upon Disability. An Employee who incurs a Disability may, at any time, elect to receive all or any portion of his or her Nonforfeitable Account.
Notwithstanding the terms above, an Employee who incurs a Disability shall not be able to receive in-service distributions under this Section 6.16 from that portion of his or her Nonforfeitable Account that was contributed on behalf of such Employee while he or she was a Collectively Bargained Employee.
6.17    Qualified Reservist Distribution. Notwithstanding anything in this Plan to the contrary, a Participant who is ordered or called to active military duty after September 11, 2001 for a period in excess of 179 days or for an indefinite period may, at any time during the period beginning on the date of such order or call and ending at the close of the active duty period, withdraw all or any portion of the Salary Deferral Contributions Subaccount in accordance with Code section 401(k)(2)(B)(i)(V).

ARTICLE VII
CLAIMS AND ADMINISTRATION
7.1    Applications. A Participant or a Beneficiary who is or may be entitled to a benefit under this Plan shall apply for such benefit in writing in a form and manner prescribed by the Plan Administrator (including an electronic or paper form). To the extent this Plan provides disability benefits within the scope of 29 CFR § 2650.503-1, claims for benefits will be administered in accordance with 29 CFR § 2560.503-1.
7.2    Information and Proof. A Participant or the Beneficiary of a deceased Participant shall furnish all information and proof required by the Plan Administrator for the determination of any issue arising under this Plan including, but not limited to, proof of marriage to a Participant or a certified copy of the death certificate of a Participant. The failure by a Participant or the Beneficiary of a deceased Participant to furnish such information or proof promptly and in good faith, or the furnishing of false or fraudulent information or proof by the Participant or Beneficiary, shall be sufficient reason for the denial, suspension, or discontinuance of benefits thereto and the recovery of any benefits paid in reliance thereon.
7.3    Notice of Address Change. Each Participant and any Beneficiary of a deceased Participant who is or may be entitled to a benefit under this Plan shall notify the Plan Administrator in writing of any change of his or her address in accordance with procedures adopted by the Plan Administrator.
7.4    Claims Procedure.
(a)    Claim Denial. The Plan Administrator shall provide adequate notice in writing to any Participant or Beneficiary of a deceased Participant whose application for benefits, made in accordance with Section 7.1 of this Plan, has been wholly or partially denied. Such notice shall include the reason(s) for denial, including references, when appropriate, to specific Plan or Trust Agreement provisions; a description of any additional information necessary for the claimant to perfect the claim, if applicable and an explanation of why such information is necessary; and a description of the claimant’s right to appeal under Subsection (b) below.
The Plan Administrator shall furnish such notice of a claim denial within ninety (90) days after the date that the Plan Administrator received the claim. If special circumstances require an extension of time for deciding a claim, the Plan Administrator shall notify the claimant in writing thereof within such ninety (90)-day period and shall specify the date a decision on the claim shall be made, which shall not be more than one hundred eighty (180) days after the date that the Plan Administrator received the claim. Then, the Plan Administrator shall furnish any denial notice on the claim by the later date so specified.
(b)    Appeal Procedure. A claimant or his or her duly authorized representative shall have the right to file a written request for review of a claim denial within sixty (60) days after receipt of the denial, to review pertinent documents, records and other information relevant to his or her claim without charge (including items used in the determination, even if not relied upon in making the final determination and items demonstrating consistent application and compliance with this Plan’s administrative processes and safeguards), and to submit comments, documents, records, and other information relating to the claim, even if the information was not submitted or considered in the initial determination.
(c)    Decision Upon Appeal. In considering an appeal made in accordance with Subsection (b) above, the Plan Administrator shall review and consider any written comments,

documents, records, and other information relating to the claim, even if the information was not submitted or considered in the initial determination by the claimant or his or her duly authorized representative. The claimant or his or her representative shall not be entitled to appear in person before any representative of the Plan Administrator.
The Plan Administrator shall issue a written decision on an appeal within sixty (60) days after the date the Plan Administrator receives the appeal together with any written comments relating thereto. If special circumstances require an extension of time for a decision on an appeal, the Plan Administrator shall notify the claimant in writing thereof within such sixty (60)-day period. Then, the Plan Administrator shall furnish a written decision on the appeal as soon as possible but no later than one hundred twenty (120) days after the date that the Plan Administrator received the appeal. The decision on the appeal shall be written in a manner calculated to be understood by the claimant and shall include specific references to the pertinent Plan provisions on which the decision is based. If the claimant loses on appeal, the decision shall include the following information provided in a manner calculated to be understood by the claimant: (1) the specific reason(s) for the adverse determination; (2) reference to the specific Plan provisions on which the determination is based; (3) a statement of the claimant’s right to receive at no cost information and copies of documents relevant to the claim, even if such information was not relied upon in making determinations; and (4) a statement of the claimant’s rights to sue under ERISA.
(d)    Exhaustion of Remedies. A Participant shall have the right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination or review, provided; however, that in no event shall a Participant or Beneficiary bring suit under ERISA in lieu of or prior to complying with the claims procedure in this Section 7.4.
7.5    Status, Responsibilities, Authority, and Immunity of Plan Administrator.
(a)    Status of Plan Administrator and Designation of Additional Fiduciaries. The Plan Administrator shall be the “administrator” of this Plan, as such term is defined in Section 3(16)(A) of ERISA. The Plan Administrator may, in its discretion, designate in writing one or more other persons who shall carry out fiduciary responsibilities (other than Trustee responsibilities) under this Plan.
(b)    Responsibilities and Discretionary Authority. The Plan Administrator shall have absolute and exclusive discretion to manage this Plan and to determine all issues and questions arising in the administration, interpretation, and application of this Plan and the Trust Agreement, including, but not limited to, issues and questions relating to a Participant’s eligibility for Plan benefits and to the nature, amount, conditions, and duration of any Plan benefits. Furthermore, the Plan Administrator shall have absolute and exclusive discretion to formulate and to adopt any and all standards for use in any actuarial calculations required in connection with this Plan and rules, regulations, and procedures that it deems necessary or desirable to effectuate the terms of this Plan, including, but not limited to, procedures governing applications and claims for Plan benefits and appeals of claim denials; provided, however, that the Plan Administrator shall not adopt a rule, regulation, or procedure that shall conflict with this Plan or the Trust Agreement. Subject to the terms of any applicable contract or agreement, any interpretation or application of this Plan or the Trust Agreement by the Plan Administrator, or any rules, regulations, and procedures duly adopted by the Plan Administrator, shall be final and binding upon Employees, Participants, Beneficiaries, and any and all other persons dealing with this Plan. No other provision of this Plan, whether by its terms or the fact of its inclusion herein, nor the absence from this Plan of any provision, shall be construed as limiting the generality of the foregoing except to the extent that any provision included in this Plan specifically limits the authority, responsibility, or discretion of the Plan Administrator.

(c)    Delegation of Authority and Reliance on Agents. The Plan Administrator or any fiduciary designated thereby in accordance with Subsection (a) above may, in its discretion, allocate ministerial duties and responsibilities for the operation and administration of this Plan to one or more persons, who may or may not be Employees, and employ or retain one or more persons, including accountants and attorneys, to render advice with regard to any responsibility of such fiduciary.
(d)    Reliance on Documents. Neither the Plan Administrator nor any fiduciary designated thereby in accordance with Subsection (a) above shall incur any liability in relying or in acting upon any instrument, application, notice, request, letter, telegram, or other paper or document believed by it to be genuine, to contain a true statement of facts, and to have been executed or sent by the proper person.
(e)    Immunity of Plan Administrator. Except as and to the extent prohibited by ERISA, neither the Plan Administrator nor any fiduciary designated thereby in accordance with Subsection (a) above shall be liable for any of its acts or omissions, the acts or omissions of any other such fiduciary, or the acts or omissions of any employee or agent authorized or retained pursuant to Subsection (c) above by the Plan Administrator or other such fiduciary, except any act of any such person as constitutes gross negligence or willful misconduct.
7.6    Facility of Payment. If the Plan Administrator shall determine that a Participant or the Beneficiary of a deceased Participant to whom a benefit is payable is unable to care for his or her affairs because of illness, accident, or other incapacity, the Plan Administrator may, in its discretion, direct the Trustee to make any payment otherwise due to the Participant or Beneficiary to the legal guardian or other representative of the Participant or Beneficiary. Furthermore, the Plan Administrator may, in its discretion, direct the Trustee to make any payment otherwise due to a minor Participant or Beneficiary of a deceased Participant to the guardian of the minor or the person having custody of the minor. Any payment made in accordance with this Section to a person other than a Participant or Beneficiary shall, to the extent thereof, be a complete discharge of the Trust Fund’s obligation to the Participant or Beneficiary.
7.7    Unclaimed Benefits. If the Plan Administrator cannot locate a Participant or the Beneficiary of a deceased Participant to whom payment of a benefit under this Plan is required, following a diligent effort by the Plan Administrator to locate the Participant or Beneficiary, such benefit shall be forfeited; provided that the benefit shall be restored upon the Participant’s or Beneficiary’s subsequent application therefor.

ARTICLE VIII
TRUST FUND PURPOSES AND ADMINISTRATION
8.1    Existence and Purposes of Trust Fund. The Plan Sponsor has entered into a Trust Agreement with the Trustee to hold the Trust Fund. Except as provided in Section 3.8 of this Plan, notwithstanding anything in this Plan to the contrary, at no time shall any contributions made to the Trust Fund or any assets at any time forming part of the Trust Fund inure to the benefit of the Plan Sponsor or any other Employer, and Trust Fund assets shall be held for the exclusive purposes of providing benefits to Participants and Beneficiaries of deceased Participants and defraying the reasonable expenses of administering this Plan and the Trust Fund.
8.2    Powers of Trustee. The Trustee shall have such powers to hold, to invest, to reinvest, to control, and to disburse the Trust Fund as shall, at such time and from time to time, be set forth in the Trust Agreement or in this Plan.
8.3    Integration of Trust Agreement. The Trust Agreement shall be deemed to be a part of this Plan, and all rights of Participants and Beneficiaries of deceased Participants under this Plan shall be subject to the provisions of the Trust Agreement.
8.4    Rights to Trust Fund Assets. No Participant or Beneficiary of a deceased Participant, nor any other person, shall have any right to, or interest in, any assets of the Trust Fund upon termination of any such Participant’s Employment or otherwise, except as may be specifically provided from time to time in this Plan, the Trust Agreement, or both, and then only to the extent so specifically provided.
8.5    Plan Benefits Paid From Trust Fund Assets. Payment of all benefits provided for in this Plan shall be made solely out of the assets of the Trust Fund.

ARTICLE IX
PLAN AMENDMENT OR TERMINATION
9.1    Right to Amend. The Appointing Committee reserves all rights to amend this Plan, at any time and from time to time, to any extent that the Appointing Committee may deem advisable, and any such amendment shall take the form of an instrument in writing duly executed by one or more individuals duly authorized by the Appointing Committee; provided however, that the Plan Sponsor specifically reserves the following three (3) rights to amend the Plan, by action of its Board of Directors, at any time, and to the extent the Plan Sponsor may deem advisable, and any such amendment shall take the form of an instrument in writing duly executed by one or more individuals duly authorized by the Board of Directors of the Plan Sponsor, as follows: (a) the right to amend the Plan Sponsor’s and any Employer’s contribution obligations under this Plan; (b) the right to amend any vesting schedules under this Plan; and (c) the right to terminate this Plan pursuant to Section 9.2 of this Plan. Without limiting the generality of the foregoing, the Appointing Committee specifically reserves the right to amend the Plan as may be deemed necessary to ensure the continued qualification of the Plan under Code Section 401(a) and tax-exempt status of the Trust Fund under Code Section 501(a) and to amend the Plan retroactively as may be deemed necessary to conform the Plan to the requirements of the Code, ERISA, any state or other United States statute applicable to employee benefit plans and trusts, and any regulations or rulings issued pursuant thereto.
9.2    Right to Terminate. The Plan Sponsor reserves the right to terminate this Plan, by action duly taken by its Board of Directors, at any time as the Plan Sponsor may deem advisable. Upon termination of this Plan, (a) the Plan Administrator shall determine the value of the Accounts in accordance with Article IV of this Plan; (b) the Plan Administrator shall direct the Trustee to distribute the balance in each Account to or on behalf of the respective Participant in a lump sum, in cash or in kind, provided that no in-kind distribution shall be made of a life annuity; and (c) each Employer on whose behalf an amount is being held in a suspense account pursuant to Section 4.8(b) of this Plan and as permitted under EPCRS and any successor Internal Revenue Service correction program shall receive a reversion of such amount. Notwithstanding the foregoing, upon Plan termination, if distribution of Accounts shall be prohibited under Code Sections 401(k)(2)(B) and 401(k)(10), the Plan Administrator shall direct the Trustee to continue the Trust Fund, shall direct the merger of this Plan with any other defined contribution plan that may be maintained or established by the Plan Sponsor or another Employer, or shall take any other such actions as the Plan Administrator shall determine to be consistent with such Code Sections.

ARTICLE X
TOP-HEAVY PLAN PROVISIONS
10.1    Purpose. Notwithstanding anything in this Plan to the contrary, this Plan shall be administered when necessary according to this Article and Code Section 416, including that the requirements as provided under Code Section 416(b) and (c) do not apply to Collectively Bargained Employees pursuant to Treasury Regulation Section 1.416-1, T-3.
10.2    Definitions. Terms used in this Article, other than terms defined in Article I of this Plan and not defined in this Section, shall have the respective meanings set forth below unless the context clearly indicates to the contrary:
(a)    The term “Determination Date” shall mean, with respect to a Plan Year, the last day of the preceding Plan Year.
(b)    The term “Eligible Non-key Employee” shall mean, with respect to an Employer and a Plan Year, an individual who (i) has met the applicable participation requirements of Section 2.1 of this Plan; (ii) is not a Key Employee of the Employer as of the Determination Date for the Plan Year; (iii) is not a Collectively Bargained Employee of the Employer as of the Determination Date for the Plan Year; and (iv) is an Employee on the last day of the Plan Year.
(c)    The term “Employer” shall be as defined in Section 1.31 of this Plan except that, other than for purposes of Subsections (d), (f), and (g) below, the term shall include all Affiliated Employers of the Employer.
(d)    The term “Five-percent Owner” shall mean, with respect to an Employer, any individual who owns an interest in the Employer of more than five percent (5%), as determined in accordance with Code Section 416(i)(1).
(e)    The term “Key Employee” shall mean, with respect to an Employer as of a Determination Date, an Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was (i) an officer of the Employer having received Compensation greater than $215,000, as adjusted under Code Section 416(i)(1); (ii) a Five-percent Owner; or (iii) a One-percent Owner who received Compensation greater than $150,000.
(f)    The term “One-percent Owner” shall mean, with respect to an Employer, any individual who owns an interest in the Employer of more than one percent (1%), as determined in accordance with Code Section 416(i)(1).
(g)    The term “Top Ten Owner” shall mean, with respect to an Employer, one of the ten (10) employees of the Employer who received Compensation greater than the limitation in effect under Code Section 415(c)(1)(A) and who owns the largest interests in the Employer, as determined in accordance with Code Section 416(i)(1).
(h)    The term “Top-heavy Contribution” shall mean, with respect to an Eligible Non-key Employee for a Plan Year, a contribution made on behalf of the Eligible Non-key Employee for the Plan Year pursuant to Section 10.4 of this Plan.

(i)    The term “Top-heavy Contributions Subaccount” shall mean, with respect to a Participant, the Subaccount (if any) maintained on the Participant’s behalf to record the Top-heavy Contributions made on his or her behalf, any additions thereto, and any deductions therefrom; all as determined in accordance with this Plan.
(j)    The term “Top-heavy Group” shall mean, with respect to an Employer as of a Determination Date, a group of one or more Defined Contribution Plans and Defined Benefit Plans maintained by the Employer in which any Key Employee participates, and any other Defined Contribution Plans and Defined Benefit Plans that the Employer aggregates therewith to meet Code Sections 401(a)(4) and 410(b), if, as of the Determination Date, the sum of (i) the aggregate value of the accounts of Key Employees in all such Defined Contribution Plans and (ii) the aggregate present value of the cumulative accrued benefits of Key Employees under all such Defined Benefit Plans exceeds sixty percent (60%) of the sum of (i) the aggregate value of the accounts of all Participants who are or were Employees in all such Defined Contribution Plans and (ii) the aggregate present value of the cumulative accrued benefits of all Participants who are or were Employees under all such Defined Benefit Plans. In order to prevent such required aggregation group from being a Top-heavy Group, the Employer may include in such group any other Defined Contribution Plan or Defined Benefit Plan maintained by the Employer if the group as so aggregated continues to meet the requirements of Code Sections 401(a)(4) and 410(b).
As used in this Subsection, the calculation of the value of accounts and the present values of accrued benefits shall be made with reference to the determination dates that fall within the same calendar year and shall be subject to rules the same as or comparable to the rules in Paragraphs (i) through (iii) of Subsection (k) below.
(k)    The term “Top-heavy Plan” shall mean, with respect to an Employer as of a Determination Date, the Plan if, as of the Determination Date, the aggregate value of the Accounts of Key Employees for the Plan Year exceeds sixty percent (60%) of the aggregate value of the Accounts of all Participants who are Employees or this Plan is part of a Top-heavy Group. The following rules shall apply for purposes of this Subsection:
(i)    The aggregate value of the Accounts of a group of Participants as of a Determination Date shall be increased by (A) the aggregate distributions made to or on behalf of any such Participant during the one (1) year period ending on the Determination Date and (B) any contributions allocable on their behalf in accordance with Article IV of this Plan that are due but not allocated as of the Determination Date, except in the case of a distribution made for a reason other than severance from employment, death, or disability where “the five (5) consecutive Plan Years” shall be substituted for “the one (1) year period.” This provision shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Code Section 416(g)(2)(A)(i).
(ii)    If a Participant has not completed an Hour of Service at any time during the one (1) year period ending on a Determination Date, his or her Account shall not be included in calculating an aggregate value of Accounts as of the Determination Date.
(iii)    The Account of a Participant who is not a Key Employee as of a Determination Date but previously was a Key Employee shall not be included in calculating an aggregate value of Accounts as of the Determination Date.
10.3    Minimum Vesting Requirement. For a Plan Year in which this Plan is a Top-heavy Plan with respect to an Employer, subject to Section 5.3 of this Plan, the Employer Contributions Subaccount, the Prior Employer Matching & RAP Contributions Subaccount, and the Matching Contributions Subaccount of each Participant who is an employee or former employee of the Employer and who completes an Hour of Service after the first Determination Date as of which this Plan is a Top-heavy Plan with respect thereto shall become nonforfeitable in accordance with the following:

Years of Service	Nonforfeitable Percentage
Less than 3	0%
3 or more	100%
10.4    Minimum Contribution Requirement. For a Plan Year in which this Plan is a Top-heavy Plan with respect to an Employer, there shall be a Top-heavy Contribution made with respect to each Eligible Non-key Employee of the Employer in an amount equal to the excess (if any) of (a) the lesser of (i) three percent (3%) of the Compensation of the Eligible Non-key Employee for the Plan Year or (ii) such percentage of the Compensation of the Eligible Non-key Employee for the Plan Year as equals the highest aggregate percentage of the Compensation of any Key Employee of the Employer for the Plan Year allocated pursuant to Sections 4.1 through 4.4 of this Plan for the Plan Year to the Key Employee’s Account over (b) the amount (if any) allocated pursuant to Section 4.1 or 4.2 of this Plan for the Plan Year to the Eligible Non-key Employee’s Employer Contributions Subaccount. As soon as administratively possible after the last day of a Plan Year for which an Employer is required to make Top-heavy Contributions pursuant to this Section, the Employer shall pay to the Trustee an amount equal to the aggregate Top-heavy Contributions, less any amount available to pay such Top-heavy Contributions in the Forfeitures Account, and the Trustee shall credit the appropriate Top-heavy Contribution to the respective Top-heavy Contributions Subaccount of each Eligible Non-key Employee.

ARTICLE XI
MISCELLANEOUS PROVISIONS
11.1    Named Fiduciaries. The Plan Administrator and the Trustee shall each be a “named fiduciary,” as such term is defined in Section 402(a)(2) of ERISA, to the extent of their respective duties under this Plan.
11.2    Agreement Not An Employment Contract. This Plan shall not be deemed to constitute a contract between any Employer and any Participant or Employee or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of any Employer to discharge any Participant or Employee at any time regardless of the effect that such discharge shall have upon such individual as a Participant in this Plan.
11.3    Nonalienation of Benefits.
(a)    Prohibition Against Alienation or Assignment. Subject to Subsections (b) and (c) below, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability that is for alimony or other payments for the support of a spouse or former spouse, or for the support of any other relative, before payment thereof is received by the person entitled to the benefits under this Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable under this Plan shall be void; provided, however, that this Subsection shall not prohibit the Plan Administrator from offsetting, pursuant to Section 11.4 of this Plan, any payments due to a Participant, a Beneficiary of a deceased Participant, or any other person who may be entitled to receive a benefit under this Plan, and provided further that this Subsection shall not preclude the enforcement of a federal tax levy, the collection of a judgment by the United States of an unpaid tax assessment, or any arrangement excluded from the term “assignment” or “alienation” in regulations promulgated by the Secretary of the Treasury.
(b)    Exception for Qualified Domestic Relations Order. Notwithstanding Subsection (a) above or any other provision of this Plan, the Plan Administrator shall comply with a “qualified domestic relations order,” as such term is defined in Code Section 414(p). The Plan Administrator shall establish a procedure to determine whether a domestic relations order that purports to affect benefits under this Plan is a qualified domestic relations order and, if so, to administer distributions thereunder. To the extent provided under a qualified domestic relations order, the former spouse of a Participant shall be treated as the surviving spouse of the Participant upon his or her death for all purposes under this Plan. A qualified domestic relations order may require payment of benefits to an alternate payee before the Participant has separated from service on or after the date on which the Participant attains or would have attained the “earliest retirement age” under this Plan, where the “earliest retirement age” shall be as defined in Code Section 414(p)(4)(B).
(c)    Exception for Certain Judgments and Settlements. Notwithstanding Subsection (a) above or any other provision of this Plan, the Plan Administrator shall comply with a judgment, order, decree, or settlement agreement described in Code Section 401(a)(13)(C) and obtained, issued, or entered into, as applicable, to the extent that it relates to this Plan. The Plan Administrator shall establish a procedure to determine whether an order or requirement that purports to affect benefits under this Plan meets the requirements of Code Section 401(a)(13)(C) and, if so, to administer distributions thereunder.
11.4    Offset of Benefits. Notwithstanding anything in this Plan to the contrary, in the event that a Participant or the Beneficiary of a deceased Participant owes any amount to the Trust Fund, whether as a result of an overpayment or otherwise, the Plan Administrator may, in its discretion, offset the amount owed or any percentage thereof in any manner against any payments due from the Trust Fund to the Participant or Beneficiary.
11.5    Merger or Consolidation of Plan. In the event of a merger or consolidation of this Plan with any other plan or a transfer of assets or liabilities of this Plan to any other plan, a Participant shall be entitled to receive a benefit immediately after the merger, consolidation, or transfer (if the successor or transferee plan had then been terminated) that is equal to or greater than the benefit that he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then been terminated).
11.6    Merger or Consolidation of Employer. If an Employer is merged or consolidated with another business organization, or another business organization acquires all or substantially all of an Employer’s assets, such organization may become an Employer hereunder by action of its board of directors and by action of the board of directors of such prior Employer, if still existent. Such a change in Employers shall not be deemed a termination of the Employer’s participation in this Plan by either the predecessor or successor Employer.
11.7    Suspension of Employer Contributions. The Plan Sponsor reserves the right, in its sole discretion, to modify or suspend contributions to this Plan with respect to itself and all Employers, in whole or in part, at any time or from time to time and for any period or periods and to discontinue contributions to this Plan at any time.
11.8    Plan Continuance Voluntary. Although it is the intention of the Plan Sponsor that this Plan shall be continued, this Plan is entirely voluntary on the part of the Plan Sponsor and each other Employer, and the continuance of this Plan and Employer contributions to this Plan are not assumed as a contractual obligation of the Plan Sponsor or any other Employer.
11.9    Savings Clause. If any term, covenant, or condition of this Plan, or the application thereof to any person or circumstance, shall to any extent be held to be invalid or unenforceable, the remainder of this Plan, or the application of any such term, covenant, or condition to persons or circumstances other than those as to which it has been held to be invalid or unenforceable, shall not be affected thereby, and, except to the extent of any such invalidity or unenforceability, this Plan and each term, covenant, and condition hereof shall be valid and shall be enforced to the fullest extent permitted by law.
11.10    Governing Law. This Plan shall be construed, regulated, and administered under the laws of the State of Delaware to the extent not pre-empted by ERISA or any other federal law.
11.11    Construction. As used in this Plan, the masculine and feminine gender shall be deemed to include the neuter gender, as appropriate, and the singular or plural number shall be deemed to include the other, as appropriate, unless the context clearly indicates to the contrary.
11.12    Headings No Part of Agreement. Headings of articles, sections, and subsections of this Plan are inserted for convenience of reference; they constitute no part of this Plan and are not to be considered in the construction of this Plan.

11.13    Indemnification. The Plan Sponsor hereby agrees to indemnify any of its current or former Employees or any current or former members of its board of directors to the full extent of any expenses, penalties, damages, or other pecuniary loss that any such indemnitee may suffer as a result of his or her responsibilities, obligations, or duties in connection with this Plan or fiduciary responsibilities actually performed in connection with this Plan. Such indemnification shall be paid by the Plan Sponsor to the indemnitee to the extent that fiduciary liability insurance is not available to cover the payment of such items, but in no event shall any such amount be paid out of Plan assets. Notwithstanding the foregoing, this Section shall not relieve any current or former Employee or member of an Employer’s board of directors serving in a fiduciary capacity of his or her fiduciary responsibilities or liabilities to this Plan for breaches of fiduciary obligations, nor shall this Section be deemed to violate any provision of Part 4 of Title I of ERISA as it may be interpreted from time to time by the United States Department of Labor and any courts of competent jurisdiction.

ARTICLE XII
CATCH-UP CONTRIBUTIONS
12.1    Purpose. Notwithstanding anything in this Plan to the contrary, this Plan shall be administered to permit a Catch-up Eligible Participant to make Catch-up Contributions in accordance with the provisions of this Article XII, Code Section 414(v), and the regulations issued thereunder. The provisions of this Article XII shall supersede any other provisions of this Plan to the extent those provisions shall be inconsistent with the provisions of this Article XII.
12.2    Definitions. Terms used in this Article, other than terms defined in Article I of this Plan and not defined in this Section, shall have the respective meanings set forth below unless the context clearly indicates to the contrary:
(a)    The term “Catch-up Eligible Participant” shall mean, with respect to a Plan Year, an Eligible Employee who is age fifty (50) or older, or who is projected to attain age fifty (50) by the December 31 immediately following the last day of that Plan Year.
(b)    The term “Catch-up Contributions” shall mean, with respect to a taxable year, Elective Deferrals made by the Catch-up Eligible Participant that (i) exceed any Applicable Limit, (ii) are treated as Catch-up Contributions by his or her Employer, and (iii) do not exceed the Catch-up Contributions Limit.
(c)    The term “Elective Deferral” shall mean, with respect to a taxable year, an elective deferral within the meaning of Code Section 402(g)(3) or any contribution to a Code Section 457 eligible governmental plan.
(d)    The term “Applicable Limit” shall mean, for purposes of determining Catch-up Contributions for a Catch-up Eligible Participant, any of the following: (i) a Statutory Limit, (ii) an Employer-provided Limit, or (iii) the ADP Limit.
(e)    The term “Statutory Limit” shall mean a limit on Elective Deferrals or Annual Additions permitted to be made (without regard to Code Section 414(v) and this Article XII) with respect to a Participant for a year provided in Code Section 401(a)(30), 402(h), 403(b)(1)(E), 404(h), 408(k), 408(p), 415, or 457, as applicable. For purposes of determining the Statutory Limit, all Applicable Employer Plans of the Employer shall be aggregated, and the Employer shall include all Affiliated Employers of the Employer.
(f)    The term “Employer-provided Limit” shall mean, with respect to an Eligible Employee, the limit on Elective Deferrals that the Eligible Employee is permitted to make under this Plan (determined without regard to Code Section 414(v) and this Article XII) as set forth in Section 3.3(a) of this Plan. For purposes of determining the Employer-provided Limit with respect to a Catch-up Eligible Participant who is a Highly Compensated Eligible Employee, all Applicable Employer Plans of the Employer shall be aggregated, and the Employer shall include all Affiliated Employers of the Employer.
(g)    The term “ADP Limit” shall mean, with respect to a Plan Year, if this Plan would fail the Actual Deferral Percentage Test under Appendix A of this Plan if this Plan did not make the corrections for compliance under Appendix A of this Plan, the highest amount of Elective Deferrals that can be retained in this Plan by a Highly Compensated Eligible Employee in accordance with Appendix A of this Plan.

(h)    The term “Catch-up Contributions Limit” shall mean, with respect to an Eligible Catch-up Participant for a taxable year, the lesser of (i) the Applicable Dollar Catch-up Limit for the taxable year or (ii) a Participant’s Compensation for the taxable year.
(i)    The term “Applicable Dollar Catch-up Limit” shall mean, with respect to an Applicable Employer Plan, other than a Code Section 401(k)(11) plan or a SIMPLE IRA plan as defined in Code Section 408(p), the dollar limit determined under the following table:

For Taxable Years Beginning In	Applicable Dollar Catch-Up Limit
2023 and later	$7,500
For taxable years after 2006, the Applicable Dollar Catch-up Limit shall be adjusted pursuant to Code Section 415(d), and the base period shall be the calendar quarter beginning on July 1, 2005. For purposes of determining the Applicable Dollar Catch-up Limit, all Applicable Employer Plans of the Employer shall be aggregated, and the Employer shall include all Affiliated Employers of the Employer.
(j)    The term “Applicable Employer Plan” shall mean a Code Section 401(k) plan, a SIMPLE IRA plan as defined in Code Section 408(p), a simplified employee pension plan as defined in Code Section 408(k), a plan or contract that satisfies the requirements of Code Section 403(b), or a Code Section 457 eligible governmental plan.
12.3    Eligibility for Catch-up Contributions. A Catch-up Eligible Participant shall be permitted to make Catch-up Contributions in accordance with this Article XII and Code Section 414(v).
12.4    Determination of Catch-up Contributions. The amount of Elective Deferrals in excess of an Applicable Limit shall be determined as of the end of a Plan Year by comparing the total Elective Deferrals for the Plan Year with the Applicable Limit for the Plan Year; provided, however, that, in the case of the Statutory Limit, such determination shall be made on the basis of a calendar year.
12.5    Treatment of Catch-up Contributions. Catch-up Contributions shall not be taken into account in applying certain limits and discrimination tests described in and pursuant to Treas. Reg. §1.414(v)-1(d).

ARTICLE XIII
ROTH CONTRIBUTIONS
13.1    Purpose. This Plan shall be administered to permit a non-union Participant who is eligible to make Salary Deferral Contributions to make Roth 401(k) Contributions, in accordance with Code Section 402A, and any regulations or other IRS guidance issued thereunder. Roth In-Plan Conversions are an available option under Section 13.9 of the Plan, in accordance with Code Section 402A(c)(4), and any regulations or other IRS guidance issued thereunder. The provisions of this Article XIII shall supersede any other provisions of this Plan to the extent those provisions shall be inconsistent with the provision so of this Article XIII.
Collectively Bargained Employees shall not be eligible to make Roth 401(k) Contributions.
13.2    Definitions. Terms used in this Article, other than terms defined in Article I of this Plan and not defined in this Section, shall have the respective meanings set forth below unless the context clearly indicates to the contrary.
(a)    The term “Roth 401(k) Contribution” shall mean, with respect to a Participant, an amount of the Participant’s Basic Compensation that is contributed to the Trust Fund on his or her behalf on an after-tax basis and irrevocably designated as a Roth 401(k) Contribution by the Participant in his deferral election. Roth 401(k) Contributions, and applicable earnings, are fully vested at all times.
13.3    Amount of Roth 401(k) Contributions. The limit on Salary Deferral Contributions described in Section 3.3 applies to Salary Deferral Contributions and Roth 401(k) Contributions in the aggregate. If a Participant is eligible to make Catch-Up Contributions under Article XII, he may designate whether all or any portion of such Catch-Up Contributions are Roth 401(k) Contributions, and the limit on Catch-Up Contributions described in Article XII will apply to Salary Deferral Contributions and Roth 401(k) Contributions treated as Catch-Up Contributions in the aggregate. A Participant may change his election regarding Roth 401(k) Contributions in the same manner as he may change his election regarding Salary Deferral Contributions.
13.4    Treatment of Roth 401(k) Contributions. Except as stated elsewhere in this Article XIII, Code Section 402A, or applicable IRS guidance, Roth 401(k) Contributions are treated as Salary Deferral Contributions for purposes of Code Sections 401(a), 401(k), 402, 404, 409, 411, 415, 416, and 417.
13.5    Eligibility for Safe Harbor Matching Contributions. Roth 401(k) Contributions are treated as Salary Deferral Contributions for purposes of determining the amount of Safe Harbor Matching Contributions described in Section 3.4.
13.6    Distributions. Roth 401(k) Contributions are subject to the same distribution rules described in Article VI applicable to Salary Deferral Contributions, including the rules under Code Section 401(a)(9), except that:
(a)    Rollover Distributions. Notwithstanding any provision in Section 6.5 to the contrary, an amount credited to a Participant’s Roth 401(k) Contributions Subaccount may only be directly rolled over into a (i) retirement plan qualified under Code Section 401(a), a 403(b) plan, or a governmental 457(b) plan that accepts Roth 401(k) amounts or (ii) a Roth IRA.

(b)    Involuntary Distributions. Notwithstanding any provision in Section 6.3 to the contrary, a Participant’s Roth 401(k) Contributions Subaccount shall be treated separately from the Participant’s Salary Deferral Subaccount for purposes of applying the $1,000 threshold in Section 6.3(f), but not for purposes of applying the Dollar Limit.
13.7    Nondiscrimination Testing. Roth 401(k) Contributions are treated as Salary Deferral Contributions for the purpose of the nondiscrimination tests described in Section 3.9. If the Individual Excess Contributions must be distributed pursuant to Appendix A.1(b)(iv) of this Plan in order to meet the Actual Deferral Percentage Test, such Distributable Excess Contributions will be attributable to Roth 401(k) Contributions before they are attributable to Salary Deferral Contributions, unless the Plan Administrator, in its sole discretion, determines to allow such distributes to elect otherwise in accordance with procedures adopted by the Plan Administrator.
13.8    Excess Deferrals. Roth 401(k) Contributions are treated as Salary Deferral Contributions for the purpose of the limit described in Code Section 402(g). If Excess Deferrals must be distributed pursuant to Section 3.10 in order to meet such limit, such Excess Deferrals will be attributable to Roth 401(k) Contributions before they are attributable to Salary Deferral Contributions, unless the distributee elects otherwise in accordance with procedures adopted by the Plan Administrator.
13.9    Roth In-Plan Conversions.    A non-union Participant may irrevocably elect that all or a portion of his or her vested Account in the following subaccounts (other than any amount invested in a plan loan) be transferred to the Participant’s Roth In-Plan Conversion Subaccount, in accordance with the requirements of Code Section 402A(c)(4) and the applicable IRS guidance thereunder:
(a)    Employee Contributions Subaccount,
(b)    Employer Contributions Subaccount,
(c)    Safe Harbor Matching Contributions Subaccount,
(d)    Salary Deferral Contributions Subaccount, and
(e)    Transferred Contributions Subaccount.
The Plan Administrator shall establish rules and procedures governing elections under this Section, including but not limited to the frequency of elections, required forms, and deadlines. Amounts rolled over into a Participant’s Roth In-Plan Conversion Subaccount pursuant to this Section shall be invested in the same investment options in which they were invested prior to the transfer, subject to the Participant’s subsequent investment direction, and shall be subject to the same distribution rules that applied prior to the transfer. The Plan will maintain such records as are necessary for the proper reporting of such transferred amounts.
Collectively Bargained Employees shall not be eligible to elect a Roth in-plan conversion.

APPENDIX A
SPECIAL NONDISCRIMINATION TESTING PROVISIONS
A-1 Actual Deferral Percentage Test
(a)In General. With respect to Eligible Employees who are not Eligible Participants, and each unit of Collectively Bargained Employees (who will be tested on a disaggregated basis), the Plan Administrator shall determine whether the Actual Deferral Percentage Test is met with respect to each Eligible Employee Testing Group for the Plan Year; provided, however, that the Actual Deferral Percentage Test shall be deemed to have been met with respect to an Eligible Employee Testing Group for the Plan Year if all of the Eligible Employees in such group are (i) Highly Compensated Eligible Employees for the Plan Year or (ii) Nonhighly Compensated Eligible Employees for the Plan Year. If the Actual Deferral Percentage Test is not met with respect to an Eligible Employee Testing Group, the Plan Administrator shall take the steps in Subsection (b) below.
(b)Corrections for Compliance with Actual Deferral Percentage Test. Notwithstanding any other provision of this Plan, in order that the Actual Deferral Percentage Test shall be met for the Plan Year with respect to an Eligible Employee Testing Group, the Plan Administrator shall determine and cause to be distributed the Excess Contributions of the Eligible Employee Testing Group for the Plan Year in accordance with Paragraphs (i) through (vi) below:
(i)Reduction of Deferral Percentages. The Plan Administrator shall determine a reduced Deferral Percentage for one (1) or more Highly Compensated Eligible Employees in the Eligible Employee Testing Group pursuant to the following leveling process: (A) first, the Deferral Percentage for the Highly Compensated Eligible Employee in such group with the highest Deferral Percentage shall be reduced to equal the greater of the percentage that enables the Actual Deferral Percentage Test to be met or the second (2nd) highest Deferral Percentage of any Highly Compensated Eligible Employee in such group; (B) secondly, the Deferral Percentage for the Highly Compensated Eligible Employee in such group with the second (2nd) highest Deferral Percentage (before the reduction in (A) above) shall be reduced to equal the greater of the percentage that enables the Actual Deferral Percentage Test to be met or the third (3rd) highest Deferral Percentage of any Highly Compensated Eligible Employee in such group; and (C) such leveling process shall be continued only until the Actual Deferral Percentage Test is met when such reduced Deferral Percentages are used; provided, however, that, in the event that more than one (1) Highly Compensated Eligible Employee has the same Deferral Percentage, each such Eligible Employee’s Deferral Percentage shall be reduced (if at all) to the same percentage, which shall be determined on a pro-rata basis if necessary.
(ii)Determination of Excess Contributions. The Plan Administrator shall determine the Excess Contributions as the sum, with respect to the group of Highly Compensated Eligible Employees whose Deferral Percentages were reduced pursuant to Paragraph (i) above, of the product, calculated for each such Highly Compensated Eligible Employee, of (A) the Highly Compensated Eligible Employee’s Basic Compensation as was used to determine his or her Deferral Percentage before such reduction and (B) the difference between (I) such Deferral Percentage and (II) his or her Deferral Percentage after such reduction.
(iii)Determination of Individual Excess Contributions. The Plan Administrator shall determine, with respect to the Highly Compensated Eligible Employees in the Eligible Employee Testing Group, his or her Individual Excess Contributions as the difference between his or her Applicable Salary Deferral Contributions and his or her Applicable Salary Deferral Contributions after any reduction thereof in accordance with the following

GLG-861267.4

leveling process: (A) first, the Applicable Salary Deferral Contributions of the Highly Compensated Eligible Employee in such group with the highest Applicable Salary Deferral Contributions shall be reduced such that either (I) his or her Individual Excess Contributions equal the Excess Contributions or (II) his or her Applicable Salary Deferral Contributions equal the second (2nd) highest Applicable Salary Deferral Contributions of any Highly Compensated Eligible Employee in such group, based on whichever reduction is less; (B) secondly, the Applicable Salary Deferral Contributions of the Highly Compensated Eligible Employee in such group with the second (2nd) highest Applicable Salary Deferral Contributions shall be reduced such that either (I) the aggregate Individual Excess Contributions so determined equal the Excess Contributions or (II) his or her Applicable Salary Deferral Contributions equal the third (3rd) highest Applicable Salary Deferral Contributions of any Highly Compensated Eligible Employee in such group, based on whichever reduction is less; and (C) such leveling process shall be continued only until the aggregate Individual Excess Contributions so determined equal the Excess Contributions; provided, however, that, in the event that more than one (1) Highly Compensated Eligible Employee has the same amount of Applicable Salary Deferral Contributions, each such Eligible Employee’s Applicable Salary Deferral Contributions shall be reduced (if at all) to the same amount, which shall be determined on a pro-rata basis if necessary.
(iv)Distribution of Distributable Excess Contributions. On any Distribution Date, the Plan Administrator shall cause to be distributed to each Highly Compensated Eligible Employee in the Eligible Employee Testing Group (other than any such Highly Compensated Eligible Employee who has no balance in his or her Salary Deferral Contributions Subaccount) his or her Distributable Excess Contributions (if any) (or any such lesser amount as remains in his or her Salary Deferral Contributions Subaccount), plus or minus any earnings or losses, respectively, allocable thereto as determined pursuant to Paragraph (vi)(A) below.
(v)Forfeiture of Safe Harbor Matching Contributions. Any Safe Harbor Matching Contributions attributable to a Participant’s Distributable Excess Contributions, plus or minus any earnings or losses, respectively, allocable thereto as determined pursuant to Paragraph (vi)(B) below, shall be forfeited as of the Distribution Date applicable pursuant to Paragraph (iv) above.
(vi)Determination of Earnings or Losses.
(A)Distributable Excess Contributions. The earnings or losses allocable to a Participant’s Distributable Excess Contributions as of the applicable Distribution Date shall equal (I) the aggregate earnings or losses allocable to the Participant’s Salary Deferral Contributions for the Plan Year multiplied by (II) a fraction, the numerator of which is the amount of the Participant’s Distributable Excess Contributions and the denominator of which is (i) the balance in the Participant’s Salary Deferral Contributions Subaccount as of the first (1st) day of the Plan Year plus (ii) the Salary Deferral Contributions made on the Participant’s behalf for the Plan Year.
(B)Forfeited Safe Harbor Matching Contributions. The earnings or losses allocable to a Participant’s Safe Harbor Matching Contributions forfeited pursuant to Paragraph (v) above as of the applicable Distribution Date shall equal (I) the earnings or losses allocable to the Safe Harbor Matching Contributions made on the Participant’s behalf for all or the portion of the Plan Year preceding the Distribution Date multiplied by (II) a fraction, the numerator of which is the amount of the Safe Harbor Matching Contributions to be forfeited and the denominator of which is (i) the balance in the Participant’s respective Safe Harbor Matching Contributions Subaccount as of the first (1st) day of the Plan Year plus (ii) the Safe Harbor Matching Contributions made on the Participant’s behalf for all or the portion of the Plan Year preceding the Distribution Date.

(c)Retesting. In the event that, subsequent to the time that the Plan Administrator has determined compliance for a Plan Year with the Actual Deferral Percentage Test with respect to an Eligible Employee Testing Group, a Highly Compensated Eligible Employee in such group who has received a distribution of Distributable Excess Contributions pursuant to Subsection (b) above notifies the Plan Administrator pursuant to Section 3.10(a)(i) of this Plan of an amount to be designated as Excess Deferrals for the Plan Year, the Plan Administrator shall again determine whether the Actual Deferral Percentage Test is met with respect to the Eligible Employee Testing Group for the Plan Year and, if not, the Plan Administrator shall take the steps in Subsection (b) above; where, for such purposes, the Applicable Salary Deferral Contributions of such Highly Compensated Eligible Employee shall be increased by the difference between the amount of the Distributable Excess Contributions that he or she received and the amount of the newly designated Excess Deferrals.
(d)Definitions. For purposes of this Section:
(i)The term “Distributable Excess Contributions” shall mean, as of a Distribution Date for a Highly Compensated Eligible Employee who has Individual Excess Contributions for a Plan Year, the difference (if positive) between such Individual Excess Contributions and any amount of the Applicable Salary Deferral Contributions made on behalf of the Highly Compensated Eligible Employee already distributed to him or her as of the Distribution Date pursuant to Section 3.10(b) of this Plan.
(ii)The term “Distribution Date” shall mean, with respect to a Plan Year, a date selected by the Plan Administrator during the next succeeding Plan Year.
(iii)The term “Individual Excess Contributions” shall mean, with respect to a Highly Compensated Eligible Employee in an Eligible Employee Testing Group for a Plan Year, the amount (if any) determined for the Highly Compensated Eligible Employee for the Plan Year pursuant to Subsection (b)(iii) above.
(iv)The term “Actual Deferral Percentage” shall mean, with respect to an Eligible Employee Testing Group for a Plan Year, the ratio (expressed as a percentage) of (a) the sum of the Deferral Percentages of each Eligible Employee in such group for the Plan Year to (b) the number of such Eligible Employees.
(v)The term “Actual Deferral Percentage Test” shall mean the test that shall be considered to be met with respect to an Eligible Employee Testing Group for a Plan Year if either Subsection (A) or Subsection (B) below is true:
(A)The Actual Deferral Percentage for Highly Compensated Eligible Employees in such group for the Plan Year is not greater than one and twenty-five hundredths (1.25) multiplied by the Actual Deferral Percentage for Nonhighly Compensated Eligible Employees in such group for the Plan Year.
(B)The Actual Deferral Percentage for Highly Compensated Eligible Employees in such group for the Plan Year is not greater than two (2) multiplied by the Actual Deferral Percentage for Nonhighly Compensated Eligible Employees in such group for the Plan Year, and the difference between the Actual Deferral Percentage for Highly Compensated Eligible Employees in such group for the Plan Year and the Actual Deferral Percentage for Nonhighly Compensated Eligible Employees in such group for the Plan Year is not greater than two percent (2%).
Notwithstanding the foregoing, if so elected by the Plan Administrator for a Plan Year, for purposes of the Actual Deferral Percentage Test for such Plan Year and each subsequent Plan

Year until the election shall be revoked in accordance with any procedures therefor established by the Department of Treasury, the Actual Deferral Percentage for Nonhighly Compensated Eligible Employees for the last preceding Plan Year shall be used.
Notwithstanding the foregoing, if the Plan Administrator determines that (i) for a Plan Year this Plan satisfies the requirements of Code Sections 401(k), 401(m), 401(a)(4), and/or 410(b) only if aggregated with one or more plans of the Employer, as the term “plan” is defined in Treas. Reg. §1.401(k)-1(g)(11), or (ii) for a Plan Year one or more of such other plans of the Employer satisfy the requirements of Code Sections 401(k), 401(m), 401(a)(4), and/or 410(b) only if aggregated with this Plan, then the Actual Deferral Percentage Test of the Eligible Employee Testing Group for the Plan Year shall be determined using the Actual Deferral Percentages of (1) the Eligible Employees in such Eligible Employee Testing Group and (2) all eligible employees in such other plans who would otherwise satisfy the requirements of such Eligible Employee Testing Group if such employees were participants in this Plan.
(vi)The term “Deferral Percentage” shall mean, with respect to an Eligible Employee for a Plan Year, the ratio (expressed as a percentage rounded to the nearest hundredth) of (a) the Applicable Salary Deferral Contributions (if any) made on the Eligible Employee’s behalf for the Plan Year to (b) the Eligible Employee’s Basic Compensation for the Plan Year; provided, however, that, in determining, for purposes of this Section, the Basic Compensation for a Plan Year of each Eligible Employee in an Eligible Employee Testing Group for the Plan Year who became an Eligible Employee after the first (1st) day of the Plan Year, the Plan Administrator may, in accordance with Department of Treasury regulations under Code Section 401(k), determine that the Eligible Employee’s Basic Compensation for the Plan Year shall be only such portion thereof as he or she earned while an Eligible Employee during the Plan Year; and further provided, however, that, with respect to a Highly Compensated Eligible Employee for a Plan Year, for purposes of this Section, the Applicable Salary Deferral Contributions made on behalf of the Highly Compensated Eligible Employee shall be deemed to include any salary deferral contributions made on his or her behalf under any plan maintained by an Affiliated Employer of his or her Employer under Code Section 401(k) (other than a plan that could not be aggregated with this Plan in accordance with regulations under Code Section 401(k)) for a plan year ending with or within the Plan Year that would be “Applicable Salary Deferral Contributions” if made under this Plan.
(vii)The term “Eligible Employee Testing Group” shall mean, with respect to a Plan Year, any of the following groups of Eligible Employees of one (1) or more Employers: (a) the Eligible Employees of the Controlled Group Employers for the Plan Year; and (b) with respect to each (if any) Employer that was not a Controlled Group Employer for the Plan Year, the Eligible Employees of the Employer (and any Affiliated Employer thereof) who were not Collectively Bargained Employees during the Plan Year; and (c) the Eligible Employees of the Controlled Group Employers for the Plan Year who were Collectively Bargained Employees in the same unit during the Plan Year; provided, however, that, notwithstanding Subsection (c) above, the Plan Administrator may aggregate collective bargaining units in determining Eligible Employee Testing Groups for a Plan Year so long as any such aggregation is reasonable and reasonably consistent from Plan Year to Plan Year.
Notwithstanding the foregoing, if the Plan Administrator determines that (i) for a Plan Year this Plan satisfies the requirements of Code Sections 401(k), 401(m), 401(a)(4), and/or 410(b) only if aggregated with one or more plans of the Employer, as the term “plan” is defined in Treas. Reg. § 1.401(k)-1(g)(11), or (ii) for a Plan Year one or more of such other plans of the Employer satisfy the requirements of Code Sections 401(k), 401(m), 401(a)(4), and/or 410(b) only if aggregated with this Plan, an Eligible Employee Testing Group shall also include all eligible employees in such other plans who would otherwise satisfy the requirements of such Eligible Employee Testing Group if such employees were participants in this Plan.

(viii)The term “Excess Contributions” shall mean, with respect to an Eligible Employee Testing Group for a Plan Year, such amount (if any) of the aggregate Applicable Salary Deferral Contributions made on behalf of the Highly Compensated Eligible Employees in such group for the Plan Year that the Plan Administrator shall determine pursuant to this Appendix A of this Plan causes noncompliance with the Actual Deferral Percentage Test.
(ix)The term “Highly Compensated Eligible Employee” shall mean, with respect to an Employer for a Plan Year, an Eligible Employee who is a Highly Compensated Employee for the Plan Year.
(x)The term “Nonhighly Compensated Eligible Employee” shall mean, with respect to an Employer for a Plan Year, an Eligible Employee who is not a Highly Compensated Employee of the Employer for the Plan Year.
(e)Incorporation by Reference. Salary Deferral Contributions are subject to the limits of Code Section 401(k)(3), as described above. Plan provisions relating to the Code Section 401(k)(3) limits are to be interpreted and applied in accordance with Code Sections 401(k)(3) and 401(a)(4), which are hereby incorporated by reference, and in such manner as to satisfy such other requirements relating to Code Section 401(k) as may be prescribed by the Secretary of the Treasury from time to time.

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